                                                                   Exhibit 10(H)
                                                                   page 1 of 91

                              1994 RESTATEMENT OF
                               AON PENSION PLAN

                                                                   Exhibit 10(H)
                                                                    Page 2 of 91

                              1994 Restatement of
                               Aon Pension Plan
                              -------------------

                               TABLE OF CONTENTS


SECTION 1 - NAME AND PURPOSE                                                  3
      1.01  NAME...........................................................   3

SECTION 2 - DEFINITIONS                                                       4
      2.01  "ACCRUED RETIREMENT INCOME"....................................   4
      2.02  "ANNUAL EARNINGS"..............................................   4
      2.03  "ANNUITY STARTING DATE"........................................   6
      2.04  "AUTHORIZED LEAVE OF ABSENCE"..................................   6
      2.05  "BOARD"........................................................   6
      2.06  "COMMITTEE"....................................................   6
      2.07  "COMPANY"......................................................   7
      2.08  "EFFECTIVE DATE"...............................................   7
      2.09  "EMPLOYEE".....................................................   7
      2.10  "EMPLOYER".....................................................   7
      2.11  "EMPLOYMENT"...................................................   7
      2.12  "ERISA"........................................................   7
      2.13  "FIELD SALES AGENT"............................................   7
      2.14  "FINAL AVERAGE EARNINGS".......................................   7
      2.15  "HIGHLY COMPENSATED EMPLOYEE"..................................   8
      2.16  "HOURS OF SERVICE".............................................  10
      2.17  "IRC"..........................................................  10
      2.18  "LEASED EMPLOYEE"..............................................  10
      2.19  "MAXIMUM OFFSET ALLOWANCE".....................................  11
      2.20  "NORMAL RETIREMENT BENEFIT"....................................  11
      2.21  "NORMAL RETIREMENT DATE".......................................  12
      2.22  "PARTICIPANT"..................................................  12
      2.23  "PLAN".........................................................  12
      2.24  "PLAN YEAR"....................................................  12
      2.25  "RETIRED PARTICIPANT"..........................................  12
      2.26  "RETIREMENT FUND"..............................................  12
      2.27  "TERMINATED PARTICIPANT".......................................  12
      2.28  "TERMINATION DATE".............................................  12
      2.29  "TRUST AGREEMENT" OR "TRUST"...................................  12
      2.30  "TRUSTEE(S)"...................................................  12
      2.31  "YEARS OF SERVICE".............................................  13

SECTION 3 - ELIGIBILITY                                                      16
      3.01  INITIAL COVERAGE...............................................  16

                                                                   Exhibit 10(H)
                                                                   page 3 of 91

                         TABLE OF CONTENTS (continued)

      3.02  COVERAGE AFTER DECEMBER 31, 1988...............................  16
      3.03  TERMINATION OF EMPLOYMENT......................................  16
      3.04  LEAVE OF ABSENCE...............................................  17
      3.05  EMPLOYMENT IN BARGAINING UNIT..................................  17
      3.06  EMPLOYMENT OUTSIDE UNITED STATES...............................  18

SECTION 4 - DETERMINATION OF RETIREMENT BENEFITS..........................   20
      5.01  ELIGIBILITY FOR FULL VESTING...................................  22
      5.02  AMOUNT OF MONTHLY BENEFIT......................................  22
      5.03  SPECIAL RULES..................................................  22
      5.04  EARLY COMMENCEMENT ELECTION....................................  23
      5.05  CHANGE IN TOP-HEAVY STATUS.....................................  24

SECTION 6 - DEATH BENEFITS.................................................  25
      6.01  AMOUNT OF DEATH BENEFIT........................................  25

SECTION 7 - FORM OF PAYMENTS...............................................  26
      7.01  NORMAL FORM OF PAYMENT.........................................  26
      7.02  120 PAYMENT CERTAIN OPTION.....................................  26
      7.03  PAYMENT IN QUALIFIED JOINT AND SURVIVOR FORM...................  26
      7.04  ALTERNATE JOINT AND SURVIVOR FORM..............................  27
      7.05  SOCIAL SECURITY ADJUSTMENT OPTION..............................  27
      7.06  ELECTION NOT TO RECEIVE QUALIFIED JOINT AND SURVIVOR ANNUITY...  27
      7.07  REVOCATION OF ELECTION NOT TO RECEIVE QUALIFIED
            JOINT AND SURVIVOR ANNUITY.....................................  27
      7.08  SURVIVING SPOUSE BENEFIT.......................................  28
      7.09  LUMP SUM CASH OUT..............................................  28
      7.10  USE OF ANNUITY POLICY..........................................  28
      7.11  RETURN TO WORK.................................................  29
      7.12  WHEN PARTICIPANT DEEMED RETIRED................................  30
      7.13  GENERAL PROVISIONS GOVERNING DISTRIBUTIONS.....................  31
      7.14  SPOUSAL CONSENT................................................  33
      7.15  NOTICE.........................................................  34
      7.16  JOINT AND SURVIVOR ANNUITIES AND SURVIVING SPOUSE
            BENEFITS TO FORMER PARTICIPANTS................................  34

                                                                   Exhibit 10(H)
                                                                   page 4 of 91

SECTION 8--PLAN FUNDING                                            36
    8.01  CONTRIBUTIONS..........................................  36
    8.02  FORFEITURES............................................  36

SECTION 9--RIGHTS TO AMEND OR DISCONTINUE CONTRIBUTIONS            37
    9.01  CONTINUANCE OF CONTRIBUTIONS NOT ASSUMED...............  37
    9.02  RIGHT TO AMEND.........................................  37

SECTION 10--DURATION AND DISTRIBUTION ON TERMINATION               39
   10.01  TERMINATION BY EMPLOYER................................  39
   10.02  DISTRIBUTION ON COMPLETE TERMINATION...................  39
   10.03  TERMINATION BY PENSION BENEFIT GUARANTY CORPORATION....  39
   10.04  VESTING UPON TERMINATION...............................  40

SECTION 11--BENEFITS IN THE EVENT OF EARLY TERMINATION OF PLAN     41
   11.01  PARTICIPANTS...........................................  41
   11.02  MAXIMUM BENEFIT........................................  41
   11.03  LIMITATION ON BENEFITS.................................  42
   11.04  TERMINATION OF EMPLOYMENT..............................  42
   11.05  DEATH BENEFITS.........................................  42
   11.06  RETIREMENT BENEFITS....................................  42
   11.07  LUMP SUM DISTRIBUTION..................................  43
   11.08  INTENT.................................................  43

SECTION 12--ADMINISTRATIVE COMMITTEE                               44
   12.01  FORMATION AND MEMBERS..................................  44
   12.02  CHAIRMAN AND SECRETARY.................................  44
   12.03  ACTIONS OF THE COMMITTEE...............................  44
   12.04  EXECUTION OF INSTRUMENTS...............................  44
   12.05  REPORTS TO THE BOARD...................................  45
   12.06  ADMINISTRATION OF THE PLAN.............................  45
   12.07  LIABILITY OF MEMBERS...................................  45
   12.08  ALLOCATION OF DUTIES...................................  45
   12.09  INVESTMENTS............................................  46

SECTION 13--ERISA PROVISIONS                                       47
   13.01  SERVICE FOR PREDECESSOR................................  47
   13.02  CONTROLLED GROUP.......................................  47

                                                                   Exhibit 10(H)
                                                                   page 5 of 91

                         TABLE OF CONTENTS (continued)
      13.03  MERGER....................................................  48
      13.04  CLAIMS PROCEDURE..........................................  48
      13.05  MAXIMUM ANNUAL BENEFIT....................................  49

SECTION 14--MISCELLANEOUS PROVISIONS                                     58
      14.01  SPENDTHRIFT CLAUSE........................................  58
      14.02  FACILITY OF PAYMENT.......................................  58
      14.03  EVIDENCE OF SURVIVAL......................................  58
      14.04  DISCRETIONARY ACTS TO BE UNIFORM..........................  58
      14.05  ELECTIONS TO BE MADE ON PRESCRIBED FORMS..................  59
      14.06  RELIANCE ON INFORMATION FURNISHED BY EMPLOYER.............  59
      14.07  INABILITY TO PERFORM......................................  59
      14.08  MISSTATEMENT OF AGE.......................................  59
      14.09  RIGHTS OF INDIVIDUALS.....................................  59
      14.10  ACTUARIAL COMPUTATIONS....................................  60
      14.11  NOTICE OF REQUIRED ACTION.................................  61
      14.12  RELIANCE UPON COMMUNICATION...............................  62
      14.13  NO REVERSION TO EMPLOYERS.................................  62
      14.14  INSURER NOT PARTY TO AGREEMENT............................  62
      14.15  CONSTRUCTION..............................................  63
      14.16  SECTION TITLES NOT PART OF AGREEMENT......................  63
      14.17  GENDER AND CASE...........................................  63
      14.18  ELIGIBLE ROLLOVER DISTRIBUTIONS...........................  63

SECTION 15--ADOPTION OF PLAN BY SUBSIDIARY                               65
      15.01  ADOPTION OF PLAN..........................................  65
      15.02  INTENTION OF PARTIES......................................  65
      15.03  TERMINATION BY ONE EMPLOYER...............................  65

SECTION 16--RIGHTS OF FORMER EMPLOYEES                                   66
      16.01  RIGHTS OF FORMER EMPLOYEES................................  66

SECTION 17--PROVISIONS APPLICABLE IF PLAN BECOMES TOP-HEAVY              67
      17.01  APPLICABILITY.............................................  67
      17.02  ADDITIONAL DEFINITIONS....................................  67
      17.03  SPECIAL RULES.............................................  70
      17.04  VESTING WITH RESPECT TO PARTICIPANT'S TOP-HEAVY BENEFIT...  71
      17.05  MINIMUM BENEFIT FOR NON-KEY EMPLOYEE......................  72
      17.06  MAXIMUM ANNUAL BENEFIT....................................  72
      17.07  SIMPLIFIED EMPLOYEE PENSIONS..............................  72
      17.08  CONTRIBUTIONS OR BENEFITS NOT TAKEN INTO ACCOUNT..........  73
      17.09  EMPLOYMENT IN BARGAINING UNIT.............................  73

                                                                   Exhibit 10(H)
                                                                   page 6 of 91

                         TABLE OF CONTENTS (continued)
      17.10  COMMENCEMENT OF BENEFITS..................................  73
      17.11  FORFEITURES...............................................  73

SECTION 18--MERGERS AND TRANSITIONAL RULES                               74
      18.01  GENERAL...................................................  74
      18.02  MERGERS AND TRANSFERS OF ASSETS AND LIABILITIES...........  74
      18.04  MILLER, MASON & DICKENSON, INC. PENSION PLAN..............  75
      18.05  ROLLINS BURDICK HUNTER CO. EMPLOYEES PENSION PLAN.........  76
      18.06  BOOKE AND COMPANY PENSION PLAN............................  76

SECTION 19--VOLUNTARY RETIREMENT PROGRAM                                 78
      19.01  VOLUNTARY RETIREMENT PROGRAM..............................  78
      19.02  DEFINITIONS...............................................  78
      19.04  COMMENCEMENT OF BENEFITS..................................  80

SECTION 20--AD HOC RETIREE BENEFIT ADJUSTMENT                            81
      20.01  RETIREMENT BENEFIT ADJUSTMENT.............................  81

SCHEDULE A--SPECIAL PROVISIONS RELATING TO SERVICE                       82

                                                                   Exhibit 10(H)
                                                                   page 7 of 91

                              1994 RESTATEMENT OF

                                AON PENSION PLAN


     WHEREAS, Combined Insurance Company of America previously entered into an Agreement establishing an Employees Pension Plan for the benefit of its Staff Employees and the Staff Employees of its Subsidiaries which adopted the Plan, which Agreement is known as the Combined Pension Plan and was effective as of January 1, 1973;

     WHEREAS, Combined Insurance Company of America made one amendment to said Agreement dated February 24, 1975 and restated said Agreement on December 10, 1976 effective as of January 1, 1976, amended said Restatement once on April 6, 1978 and again restated said Agreement effective as of January 1, 1978, and made five amendments to said 1978 Restatement, on December 14, 1979; June 26, 1980; November 8, 1982; January 11, 1983; and June 27, 1983;

     WHEREAS, Combined International Corporation, the parent corporation of Combined Insurance Company of America, adopted this Pension Plan and Trust Agreement for the Staff Employees of Combined International Corporation and of its various other subsidiaries, amended and restated said Plan and Trust Agreement, changed the name of this Plan and Trust Agreement to the Combined International Corporation Pension Plan, and made Combined International the sponsor of said Plan and Trust Agreement, in an Instrument dated July 1, 1984, which has been amended six times since such last 1984 Restatement thereof, on November 16, 1984; again on November 16, 1984; again on November 16, 1984; November 15, 1985; March 20, 1987; and November 20, 1987;

                                                                   Exhibit 10(H)
                                                                    Page 8 of 91

     WHEREAS, pursuant to the Sixth Amendment the name of the Plan was changed to the AON PENSION PLAN;
     WHEREAS, the Plan was amended by a 1987 Restatement thereof on November 20, 1987;
     WHEREAS, Plan was amended by a 1989 Restatement thereof on July 22, 1988, which 1989 Restatement was further amended on November 20, 1992, July 16, 1993, and October 18, 1993;

     WHEREAS, Aon Corporation ("Aon") now wishes to amend and again restate said Plan for the purpose of complying with the Omnibus Budget Reconciliation Act of 1993 and other changes in the law and to make certain other desirable changes therein;

     WHEREAS, Aon Corporation has reserved the right to amend said Plan and Trust Agreement pursuant to the terms of Section 9.02 thereof;

     NOW, THEREFORE, pursuant to a resolution adopted by the Board of Aon Corporation the Plan shall be and hereby is further amended and restated effective as of January 1, 1994, unless otherwise stated herein, as follows:

                                                                   Exhibit 10(H)
                                                                    Page 9 of 91

                          SECTION 1 - NAME AND PURPOSE


 1.01  NAME.  This Plan shall be known as the Aon Pension Plan.

 1.02 PURPOSE. It is the purpose of this Plan to provide a retirement income to supplement benefits payable under the Federal Social Security Program for such eligible Employees who shall qualify as Participants.

                                                                   Exhibit 10(H)
                                                                   Page 10 of 91

                            SECTION 2 - DEFINITIONS


  Unless the context shall otherwise clearly indicate, the following terms shall be construed as hereafter defined:

 2.01 "ACCRUED RETIREMENT INCOME" shall mean the monthly amount determined at any time in accordance with Section 4.01 of the Plan, but based on Years of Service and Final Average Earnings as of the Participant's determination date on or after his Normal Retirement Date or Termination Date, whichever is applicable; provided, however, that the Accrued Retirement Income of a Participant as of December 31, 1988, who would have earned more than 30 Years of Service at his Normal Retirement Date if he had continued in employment and earned 40 Hours of Service a week until his Normal Retirement Date shall not be less than the Normal Retirement Benefit he would have been eligible to receive on his Normal Retirement Date (based on the above assumptions but determined on the basis of Final Average Earnings and his Primary Social Security Benefit (as defined prior to the 1989 Restatement of the Plan) on December 31,
       1988) multiplied by a fraction the numerator of which shall be his Years of Service on December 31, 1988, and the denominator of which shall be the Years of Service he would have had if he had continued in employment
       until his Normal Retirement Date.   In applying the above proviso, Years
       of Service that are normally not counted for benefit accrual purposes (as provided in Sections 3.05, 3.06 and 3.07) shall be counted except for the purpose of determining the numerator of the fraction referred to in the preceding sentence, and the Participant shall be deemed to have earned Years of Service after December 31, 1988, even if he was employed in a capacity and location where he was not earning Years of Service, for benefit accrual purposes immediately before December 31, 1988.

 2.02  "ANNUAL EARNINGS"
       (a) Annual Earnings with respect to calendar years prior to 1993 shall mean the regular salary of an Employee excluding any bonuses or extra remuneration, but determined before excluding any reduction described in Sections 3.03 and 3.04 of the Aon Savings Plan, or before excluding any reduction for cafeteria plans under Section 125 of the IRC, paid to him by the Employer during any calendar year for his services to the Employer in the capacity of a staff

                                                                   Exhibit 10(H)
                                                                   Page 11 of 91

           Employee. Such Annual Earnings shall also include, for representatives of the Life Insurance Company of Virginia only, financing/subsidy payments, first year commissions, renewal commissions, first year overrides, renewal overrides, personal service fees, managerial service fees, and validation bonuses.

       (b) Annual Earnings with respect to calendar years after 1992 shall mean the following types of earnings paid to an Employee for his service on behalf of the Employer determined before excluding any reduction described in Sections 3.03 and 3.04 of the Aon Savings Plan, or before excluding any reduction for cafeteria plans under Section 125 of the IRC:

          (i) salary and fixed base compensation including compensation for overtime;

          (ii) bonuses paid pursuant to periodic individual performance appraisals and formal contractual bonus programs, but excluding other bonus and miscellaneous income;

          (iii)net commission, renewal and override compensation (but excluding deferred commission payments).

          Annual Earnings shall not include remuneration reported to the Internal Revenue Service on Form 1099 or amounts deferred under a nonqualified deferred compensation Plan.

          In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the Annual Earnings of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner of the Internal Revenue Service for increases in the cost of living in accordance with section 401(a)(17)(B) of the IRC. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual

                                                                   Exhibit 10(H)
                                                                   Page 12 of 91

          compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

          For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

          If compensation for any prior determination period is taken into account in determining an employee's benefit accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000. In determining compensation, the family member rule for Highly Compensated Employees shall apply, but be limited to the Employee's spouse and lineal descendants under 19 years of age.

 2.03 "ANNUITY STARTING DATE" shall mean the first day of the first period for which the Participant or Beneficiary receives an annuity.

 2.04 "AUTHORIZED LEAVE OF ABSENCE" means any absence authorized by the Employer because of illness, military service, or for any other reason. Authorized Leaves of Absence shall be granted on a uniform and non-discriminatory basis.

 2.05 "BOARD" shall mean the present and any succeeding Board of Directors of the Company or any committee of the Board of Directors delegated authority to act for the whole Board in respect of matters relating to the Plan.

 2.06 "COMMITTEE" shall mean the administrative committee designated by the Board in accordance with Section 12. The Committee is designated as the administrator, plan administrator, and named fiduciary with respect to the administration of the Plan (but not with respect to the control, management and investment of the assets of the Trust) for the purposes of ERISA.

 2.07  "COMPANY" shall mean Aon Corporation and any successor.

                                                                   Exhibit 10(H)
                                                                   page 13 of 91

 2.08 "EFFECTIVE DATE" shall mean January 1, 1973, but shall refer to January 1, 1994 when applied to the 1994 restatement of this Plan.

 2.09 "EMPLOYEE" shall mean any person employed by the Employers who is not a Field Sales Agent.

 2.10 "EMPLOYER" shall mean the Company and such of its subsidiaries as have adopted or shall adopt this Plan for the benefit of its Employees. The term "Employers" as used herein shall refer collectively to all of the Employers that have adopted this Plan at any particular time and shall be applied as though all of such Employers constituted a single employer.

 2.11  "EMPLOYMENT" shall mean service of an Employee with the Employers.

 2.12 "ERISA" refers to the Employee Retirement Income Security Act of 1974, as from time to time amended.

 2.13 "FIELD SALES AGENT" shall refer to an employee who represents Combined Insurance Company of America (or any Subsidiary thereof) as an insurance agent in the Superior Policy Division of such company and who is under an employment contract with the Company denominating him as a representative, sales manager, territory manager, district manager, state manager, or other comparable title.

 2.14 "FINAL AVERAGE EARNINGS" shall mean the average of a Participant's Annual Earnings paid to him by the Employers for service during the highest five consecutive calendar years of the last ten calendar years of Employment immediately preceding his retirement date or his Termination Date; provided, however, that if he was not an Employee during any five consecutive calendar years during such period, his Final Average Earnings shall be the average of his Annual Earnings during the five calendar years (or lesser period if he was not an Employee for such five calendar years) immediately preceding the calendar year he was last an Employee.

       "Final Average Earnings A" shall be an amount determined in the same manner as Final Average Earnings, except that Annual Earnings during a Participant's highest five consecutive calendar years, whether before 1993 or after 1992, shall

                                                                   Exhibit 10(H)
                                                                   page 14 of 91

       be computed solely on the basis of Section 2.02(a) without reference to
       Section 2.02(b).

 2.15 "HIGHLY COMPENSATED EMPLOYEE" shall include an Employee who received compensation in excess of $75,000, received compensation in excess of $50,000 and was in the top-paid group, or was an officer and received compensation greater than $45,000 (all amounts as adjusted for increases in the cost of living per Section 14.6), either (i) in the current year while a member of the 100 employees paid the greatest compensation or
       (ii) in the preceding year. The term "compensation" means compensation under Section 13.05, and shall include reductions described in Sections
       3.03 and 3.04 of the Aon Savings Plan or for cafeteria plans under
       Section 125 of the IRC.  The following rules shall apply:

       (a) Five-percent owner. Such term shall also include an employee who was a five-percent owner (as defined at Section 16.2(b)) at any time during either the preceding year or the current year.

       (b) Top-paid group. The "top-paid group" is the group consisting of the top 20 percent of employees ranked on the basis of compensation paid during the year. For purposes of determining the number of employees in the top paid group (but not for purposes of identifying the particular employees therein), or the number of officers taken into account under Subsection (c), below, there shall be excluded those employees who have not completed six months of service; employees who normally work either less than 17 1/2 hours per week or not more than six months during any year; employees who have not attained age 21; and except to the extent provided in regulations, employees included in a unit of employees covered by a collective bargaining agreement.

       (c) Officers. The highest paid officer shall always be treated as a Highly Compensated Employee; otherwise the number of officers so treated shall not exceed the lesser of (i) 50 employees or (ii) the greater of three employees or 10 percent of the employees.

       (d) Family members. Any individual who is a member of the family (i.e., the spouse, and lineal ascendants or descendants and their spouses) of a Highly Compensated Employee who is either a five-percent owner or one of the ten most highly compensated employees shall not be considered a separate

                                                                   Exhibit 10(H)
                                                                   page 15 of 91

          employee and his (or her) compensation (and any applicable contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) such Highly Compensated Employee. This rule shall apply in determining the compensation of (or any contributions or benefits on behalf of) any employee for purposes of any Section of the IRC with respect to which a Highly Compensated Employee is defined by reference to IRC Section 414(q) (the provisions of which are set forth in this Section), except as provided in regulations and except in determining the portion of the compensation of a Participant which is under the integration level for purposes of IRC Section 401(l).

      (e) Former employees. A former employee shall be treated as Highly Compensated Employee if he was a Highly Compensated Employee either
          (i) when he separated from service or (ii) at any time after attaining age 55.

      (f) Nonresident Aliens. For purposes of this Section, employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the IRC) from the Company which constitutes income from sources within the United States shall not be treated as employees.

      (g) Simplified Method for Determining Highly Compensated Employees. If an election by the Company under this Subsection applies to any year, in determining whether an employee is a Highly Compensated Employee for such year the first sentence of this Section shall be applied by substituting "$50,000" for "$75,000," and the $50,000 test for the top-paid group shall not apply. Such election shall not apply to any year unless at all times during such year, the Company maintained significant business activities (and employed employees) in at least 2 significantly separate geographic areas, and the Company satisfies such other conditions as the Secretary of the Treasury may prescribe.

      (h) Coordination with Other Provisions. Section 13.02 shall be applied before the application of this Section 2.15.

 2.16 "HOURS OF SERVICE" in respect to an Employee shall refer to the hours for which the Employee is directly or indirectly paid, or entitled to payment, for the performance of duties or for a period of time during which no duties are

                                                                   Exhibit 10(H)
                                                                   page 16 of 91

       performed during the applicable computation period and such hours shall include any hours for which back pay, irrespective of mitigation of damages, has either been awarded or agreed to; provided, however, no more than 501 Hours of Service shall be credited to an Employee on account of any single continuous period (irrespective of whether such period occurs in a single computation period, and irrespective of whether the employment relationship has terminated) during which the Employee performs no duties. Hours shall not be credited for payments made or due under a Plan maintained solely for the purpose of complying with applicable workman's compensation, unemployment compensation or disability insurance laws, or for a payment which solely reimburses an Employee for medical or medically related expenses incurred by such Employee. In those instances where payroll or other Company records do not reflect the actual number of hours worked by an Employee, such Employee shall be credited with 45 Hours of Service for each calendar week that he would be required to be credited with at least one Hour of Service under the preceding portion of this Section. This Section shall be applied, in respect to payments for reasons other than the performance of duties and in respect to crediting of Hours of Service to a Particular computation period, in accordance with the rules set forth in Labor Department Regulations Section 2530.200(b)-2(b) and (c), which are incorporated herein by reference.

 2.17 "IRC" shall refer to the Internal Revenue Code of 1986, as from time to time amended.

 2.18 "LEASED EMPLOYEE" shall refer to an individual, other than an employee of the Employer or an affiliated employer (the "recipient employer"), who, pursuant to an agreement between the recipient employer and any other person (the "leasing organization") has performed services for the recipient employer (or the recipient employer and related persons determined in accordance with Section 414(n) of the IRC) on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employment in the business field of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A leased employee shall not be considered an employee of the recipient employer if:

                                                                   Exhibit 10(H)
                                                                   page 17 of 91

       (a) such individual is covered by a money purchase pension plan providing:

          (i) a nonintegrated employer contribution rate of at least ten percent of compensation, but including amounts contributed pursuant to a salary reduction agreement which are excludible from the employee's gross income under Section 125, 402(e)(3), 402(h), or 403(b) of the Code,

          (ii)  immediate participation, and

          (iii)  full and immediate vesting; and

       (b) leased employees do not constitute more than 20% of the recipient employer's non-highly compensated work force, as defined in Section 414(n)(5)(C)(ii) of the Code.

 2.19 "MAXIMUM OFFSET ALLOWANCE" shall mean the maximum offset allowance for a Participant under Section 401(1) of the IRC pursuant to regulations and rulings of the Secretary of the Treasury or his delegate. The Maximum Offset Allowance shall be calculated based upon one-half of one percent (.5%) of the Participant's Final Average Compensation multiplied by his Years of Service, up to but not in excess of 35 Years of Service, figuring "Final Average Compensation" so as not to exceed "Covered Compensation" based upon the definitions and rules under Section 1.401(l)-1(c)(7) of Treasury Regulations; provided, however, that Covered Compensation shall be the average of the Taxable Wage Bases (as defined pursuant to Section 3121(a)(1) of the IRC) for the 35 calendar years ending with the last day of the year in which a Participant attains Social Security Retirement Age (as defined at Section 13.05(n)), and assuming for any particular Plan Year that the Taxable Wage Base on January 1st will remain the same for all future years.

 2.20 "NORMAL RETIREMENT BENEFIT" shall mean the monthly income for life of a Retired Participant pursuant to Section 4.01.

 2.21 "NORMAL RETIREMENT DATE" shall mean a Participant's sixty-fifth (65th) birthday.

                                                                   Exhibit 10(H)
                                                                   page 18 of 91

 2.22 "PARTICIPANT" shall mean any Employee who is or becomes eligible to participate in the Plan pursuant to Section 3, but shall also mean a Retired or Terminated Participant, where the context so requires.

 2.23 "PLAN" shall mean the Aon Pension Plan as from time to time amended or restated.

 2.24 "PLAN YEAR" shall mean the annual accounting period of the Plan which shall be a 12-month period ending on December 31st of each year.

 2.25 "RETIRED PARTICIPANT" shall mean a person who was a Participant but who has become entitled to retirement benefits under Section 4 of this Plan.

 2.26 "RETIREMENT FUND" shall mean all assets held by the Trustee for the purpose of providing the benefits described in this Plan.

 2.27 "TERMINATED PARTICIPANT" shall mean a person who was a Participant but whose employment terminated and who is not eligible for Normal Retirement Benefits under Section 4 of this Plan, although he may be eligible or become eligible for payment of a vested retirement benefit under Section 5.

 2.28 "TERMINATION DATE" shall mean the date on which a Participant ceases to be an Employee for reasons other than death or retirement on or after his Normal Retirement Date.

 2.29 "TRUST AGREEMENT" OR "TRUST" shall refer to the "Combined Group of Companies Employees' Retirement Trust," as from time to time amended, as set forth in an agreement between the Company and The Northern Trust Company dated December 28, 1973.

 2.30 "TRUSTEE(S)" shall mean the person, persons, corporation, association, or a combination of them, or their successors, who shall accept the appointment of the Board to execute the duties of Trustee under the Trust Agreement. The Trustee is designated as the named fiduciary with respect to the control, management and investment of the assets of the Trust for the purposes of ERISA.

                                                                   Exhibit 10(H)
                                                                   page 19 of 91

 2.31 "YEARS OF SERVICE" shall, except as hereinafter provided, refer to a 12-month period during which an Employee has not less than 1,000 Hours of Service in the employment of the Employers. For purposes of eligibility under Section 3, computation of any 12-month period shall be made with references to the date on which the Employee's employment commenced and each anniversary of such date. For all other purposes, it shall coincide with the Plan Year. Notwithstanding the foregoing, the following special rules shall be applied for the purpose of determining an Employee's or a Participant's Years of Service:

       (a) In the case of an Employee who was a Participant in the Combined Pension Plan on December 31, 1975, service prior to January 1, 1976, that was not a part of a period of Continuous Service as of December 31, 1975, (as defined by the Combined Pension Plan prior to January 1, 1976) shall not be counted, but service that was Continuous Service as of December 31, 1975, shall be counted and a fractional year of such service in excess of 6 months shall be counted as a full Year of Service.

       (b) In the case of an Employee whose employment was terminated before he acquired any vested interest who again becomes a Participant by reason of reemployment after a 1-Year Break in Service, Years of Service prior to such break in service shall not be taken into account if the number of consecutive 1-Year Breaks in Service equals or exceeds the greater of (a) the aggregate number of such Years of Service before the break in service; or (b) five. Such aggregate number of Years of Service before such break shall not include any Years of Service not taken into account by reason of any prior break in service.

       (c) In the event of employment in a bargaining unit described in Section 3.02(d), the rules set forth in Section 3.05 shall apply.

       (d) In the event of employment outside the United States or its possessions, the rules set forth in Section 3.06 shall apply.

       (e) In the event of employment as a Field Sales Agent the rules set forth in Section 3.07 shall apply.

                                                                   Exhibit 10(H)
                                                                   page 20 of 91

       (f) Solely for the purpose of determining a Participant's vested or non-forfeitable interest in his Accrued Retirement Income, and subject to the limitations of subsection (f) of this section, an Employee shall be deemed to have earned a Year of Service for each calendar year prior to the date he became an Employee during all of which he rendered services to the Employers as an insurance agent in the Superior Policy Division in a capacity other than that of an Employee (i.e. an independent contractor) and was compensated with respect to such service on a commission basis.

       (g) In the case of an Employee ineligible for participation prior to January 1, 1988, because his employment began on or after age 60, such Employee's service prior to January 1, 1988, shall be taken into account.

 2.32 "1-YEAR BREAK IN SERVICE" shall refer to a 12-month consecutive period during which an Employee has not completed more than 500 Hours of Service. For purposes of eligibility under Section 3, computation of such 12-month period shall be made with reference to the Employee's employment commencement date (or, where appropriate, reemployment commencement date) and each anniversary of such date. For all other purposes, it shall coincide with the Plan Year. For purposes of this Section only, Hours of Service shall include up to 501 Hours of Maternity or Paternity Leave, to be treated as Hours of Service only in the Plan Year in which such absence from work begins if the Employee would be prevented from incurring a Break in Service in such Plan Year solely because periods of absence are treated as Hours of Service as provided under this clause, and in any other case in the immediately following Plan Year; provided, however, that such hours shall be figured based upon the Hours of Service which otherwise would normally have been credited to the Participant but for such absence and eight Hours of Service per day shall be credited in any case where such normal crediting of Hours of Service cannot be calculated; provided further, that the Trustees may require the Participant to furnish such timely information as may reasonably be required so as to establish that the absence from work is for Maternity or Paternity Leave and to establish the number of days for which there was such an absence. "Maternity or Paternity Leave" shall mean an absence from work by reason of pregnancy of the Participant, by reason of the birth of a child of the Participant, by reason of placement of a child with the Participant in connection with its adoption by him or her, or for purposes of caring for such child for a period beginning immediately following such birth or placement.

                                                                   Exhibit 10(H)
                                                                   page 21 of 91

                            SECTION 3 - ELIGIBILITY


 3.01 INITIAL COVERAGE. Each Employee who was a Participant hereunder on December 31, 1988, shall continue his status as a Participant hereunder.

 3.02 COVERAGE AFTER DECEMBER 31, 1988. Each present or future Employee who is not eligible to participate pursuant to the Provisions of Section 3.01 hereof shall be eligible for participation hereunder as of the first day and the first Plan Year beginning after December 31, 1988, that he shall have met the following requirements:

       (a) He must complete one Year of Service prior to the first day of July of such Plan Year; and

       (b) He must attain his 21st birthday prior to the first day of July of such Plan Year; and

       (c) He must be employed within the United States or its possessions on a permanent basis as determined under Section 3.06; and

       (d) He must not be (unless otherwise expressly provided by the bargaining agreement) included in a unit of employees covered by a collective bargaining agreement between employee representatives and one or more employers where retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers.

 3.03 TERMINATION OF EMPLOYMENT. Any Participant whose employment with the Employers is terminated for any reason whatsoever, shall cease to be eligible to participate hereunder. Any Participant whose employment with the Employers is terminated shall, in the event of his later reemployment as an Employee, again become a Participant on the first day of his reemployment, provided he meets the requirements of Section 3.02(c) and
       (d), unless his prior service is not taken into account under the rule set forth in Section 2.31(b).

 3.04 LEAVE OF ABSENCE. An Employee who receives an Authorized Leave of Absence shall continue to be regarded as an Employee during such leave of absence;

                                                                   Exhibit 10(H)
                                                                   page 22 of 91

       however, he shall not earn Hours of Service during a period of unpaid Authorized Leave of Absence except to the extent that may be required by federal law governing veterans' reemployment rights or under Section 2.32 relating to Maternity or Paternity Leave. The Employers shall provide the Committee with all information with reference to leaves of absence. The determination made by or caused to be made by the Employers shall be conclusive and binding upon all persons having any interest in the Trust.

 3.05 EMPLOYMENT IN BARGAINING UNIT. In the event an Employee is transferred to a bargaining unit described in Section 3.02(d) the following rules shall apply:

       (a) He shall not accrue any retirement benefits hereunder while employed in such bargaining unit.

       (b) Compensation paid to him for service in such bargaining unit shall be disregarded in determining his Final Average Earnings.

       (c) His Years of Service in such bargaining unit shall be counted for the purpose of determining his vested or non-forfeitable interest in his Accrued Retirement Income in the event his employment terminates prior to his Normal Retirement Date.

       (d) His service in such bargaining unit shall in no event be considered for the purpose of determining his Normal Retirement Benefit under
           Section 4.01 or his Accrued Retirement Income, it being the express intent hereof that his service in such bargaining unit shall be counted for the purpose of determining his non-forfeitable percentage but not for the purpose of increasing the amount of benefits to which such percentage shall apply.

       (e) An Employee who becomes employed in a bargaining unit because of the recognition of a representative for such unit shall be deemed to be transferred to such unit.

 3.06 EMPLOYMENT OUTSIDE UNITED STATES. In the event an Employee is or was transferred to or from the United States the following rules shall apply:

                                                                   Exhibit 10(H)
                                                                   page 23 of 91

       (a) Except as provided under (e) of this Section, he shall not accrue any retirement benefits hereunder while employed outside the United States.

       (b) Except as provided under (e) of this Section, compensation paid to him for service outside the United States shall be disregarded in determining his Final Average Earnings.

       (c) His Years of Service outside the United States shall be counted for the purpose of determining his vested or non-forfeitable interest in his Accrued Retirement Income in the event his employment terminated prior to his Normal Retirement Date.

       (d) Except as provided under (e) of this Section, his service outside the United States shall in no event be considered for the purpose of determining his Normal Retirement Benefit under Section 4.01 or his Accrued Retirement Income, it being the express intent hereof that his service outside the United States shall be counted for the purpose of determining his eligibility to participate hereunder and his non-forfeitable percentage but not for the purpose of increasing the amount of benefits to which such percentage shall apply.

       (e) If he is transferred from the United States on a temporary basis, he shall be deemed to continue as being employed within the United States on a permanent basis until such time as his transfer becomes permanent.

       (f) The determination of when an Employee is employed within the United States on a permanent basis, when a transfer from the United States is or become permanent, and when a transfer to or from the United States is temporary, shall be made by the Employer and such determination shall be conclusive and binding on all persons having any interest in the Trust.

       (g) As used in this Section the term "United States" includes possessions of the United States.

 3.07 EMPLOYMENT AS FIELD SALES AGENT. In the event an Employee was employed or becomes employed as a Field Sales Agent the following rules shall apply:

                                                                   Exhibit 10(H)
                                                                   page 24 of 91

       (a) He shall not accrue any retirement benefit hereunder while employed as a Field Sales Agent.

       (b) Compensation paid to him for services a Field Sales Agent shall be disregarded in determining his Final Average Earnings.

       (c) His Years of Service as a Field Sales Agent shall be counted for the purpose of determining his vested or non-forfeitable interest in his Accrued Retirement Income in the event his employment terminates prior to his Normal Retirement Date.

       (d) His service as a Field Sales Agent shall in no event be considered for the purpose of determining his Normal Retirement Benefit under
           Section 4.01 or his Accrued Retirement Income, it being the express intent hereof that his service as a Field Sales Agent shall be counted for the purpose of determining his eligibility to participate hereunder and his non-forfeitable percentage but not for the purpose of increasing the amount of benefits to which such percentage shall apply.

 3.08 TRANSFER TO MEMBER THAT IS NOT AN EMPLOYER. If an Employee is or was transferred to a member of the Aon group that is not an Employer hereunder, he shall continue to be treated as being employed by member of the Aon group that has adopted this Plan in the same manner as though such transfer had not been made and for the purpose of determining his Normal Retirement Benefit the member of the Aon group to which he transferred shall be deemed to be an Employer and have adopted this Plan. This Section shall not apply to an Employee whose employment with a member of the Aon group is terminated and who subsequently is reemployed by a non-adopting member of the Aon group.

                                                                   Exhibit 10(H)
                                                                   page 25 of 91

                SECTION 4 - DETERMINATION OF RETIREMENT BENEFITS


 4.01 NORMAL RETIREMENT BENEFIT. Each Participant who is employed in the service of the Employer on his Normal Retirement Date and who retires on or after his Normal Retirement Date shall be entitled to receive a monthly Normal Retirement Benefit, beginning on the fifteenth (15th) day of the month next following his actual retirement and continuing for his life, equal to one-twelfth (1/12th) of the following:

       (a) one percent (1%) of the Participant's Final Average Earnings A multiplied by his Years of Service, plus one percent (1%) of the the excess, if any, of Final Average Earnings over Final Average Earnings A multiplied by his Years of Service accrued after January 1, 1993; plus

       (b) three-quarters of one percent (.75%) of the Participant's Final Average Earnings A multiplied by his Years of Service accrued after January 1, 1989, up to but not in excess of 25 Years of Service, plus three-quarters of one percent (.75%) of the excess, if any, of Final Average Earnings over Final Average Earnings A multiplied by his Years of Service accrued after January 1, 1993, up to but not in excess of 25 Years of Service less the number of Years of Service credited between January 1, 1989, and January 1, 1993; minus

       (c) the Participant's Maximum Offset Allowance.

 4.02 Notwithstanding any other provision in the Plan, each section 401(a)(17) employee's accrued benefit under this Plan will be the sum of:

       (a) the Employee's accrued benefit as of the last day of the last plan year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations, and

       (b) the Employee's accrued benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee's Years of Service credited to the Employee for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

                                                                   Exhibit 10(H)
                                                                   page 26 of 91

       A section 401(a)(17) employee means an employee whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on Compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

                                                                   Exhibit 10(H)
                                                                   page 27 of 91

                          SECTION 5 - VESTED INTEREST


 5.01 ELIGIBILITY FOR FULL VESTING. A Terminated Participant who has completed the required number of Years of Service and whose employment is terminated (for any reason other than death) prior to his Normal Retirement Date, shall be entitled to receive a monthly vested retirement benefit commencing with the fifteenth (15th) day of the month next following his Normal Retirement Date, if he is then living.

 5.02 AMOUNT OF MONTHLY BENEFIT. The amount of monthly vested retirement benefit which shall be paid to a Terminated Participant with one or more Hours of Service on or after January 1, 1989, and eligible therefor pursuant to Section 5.01 shall be a percentage of his Accrued Retirement Income equal to the percentage determined under the following table:

           Full Years of Service       Non-forfeitable Percentage
           ---------------------       --------------------------
                 Less than 5                        0%
                 5 or more                        100%

 5.03 SPECIAL RULES. In determining a Participant's vested benefit under this Section, the following rules shall apply:

       (a) The Accrued Retirement Income and the vested retirement benefit of a Participant shall not be less than his benefit as of December 31, 1988.

       (b) Except as provided in Section 7.11, in the event a Terminated Participant again becomes a Participant his Accrued Retirement Income shall be determined as of the date his employment last terminated but shall in no event be less than his Accrued Retirement Income at the time of any prior termination of employment.

       (c) For a Participant formerly in the LOV Pension Plan (as discussed at
           Section 18.03 and not under the career average formula therein), such benefit as described at Section III B.I. thereof but counting credited Service only through December 31, 1988 shall be (a) 1.5% times final average compensation times years of credited service up to 25 years, less (but not

                                                                   Exhibit 10(H)
                                                                   page 28 of 91

           below zero) (b) 2% times his primary social security benefit at age 65 times years of credited service up to 25 years, plus (c) .5% times final average compensation times total years of credited service.

       (d) For a Participant previously in the MMD Pension Plan (as discussed at Section 18.04), such benefit as described at Section 4.1 thereof but counting credited service only through December 31, 1988, shall be (a) 1.6% times average monthly compensation times years of credited service up to 25 years plus .5% times average monthly compensation times total years of credited service in excess of 25 years; less (b) 2.5% times his primary social security benefit at age 65 times years of credited service up to 25 years; (c) prior to Normal Retirement Date the accrued benefit of a participant shall be calculated by assuming credited service to Normal Retirement Date and then multiplying the excess of (a) over (b) by a fraction the numerator of which is the Participant's actual years of credited service on December 31, 1988 and the denominator of which is the number of years of credited service he would have accrued if his employment had continued uninterrupted to his Normal Retirement Date;
           (d) provided, however, that a Participant's accrued benefit shall be offset by the amount set forth in Appendix A to the Pension Plan, i.e., the actuarial equivalent of his June 30, 1982, account balance in the MMD Money Purchase Pension Plan, but said offset shall not exceed the Participant's accrued benefit figured as set forth at (c) but reduced by substituting "May 1, 1982" for "December 31, 1988".

 5.04 EARLY COMMENCEMENT ELECTION. A Terminated Participant whose employment is terminated prior to his Normal Retirement Date may elect to have his deferred vested retirement benefit commence on the fifteenth (15th) day of any month after his 55th birthday, in which case he will be entitled to a vested retirement benefit computed under Section 5.02 but reduced as follows, if at all, for each year payable prior to the fifteenth (15th) day of the month next following his Normal Retirement Date to reflect the early commencement of such benefits:

       (a) For a vested retirement benefit commencing on or after the fifteenth
           (15th) day of the month next following his Normal Retirement Date, there shall be no reduction in the Terminated Participant's vested retirement benefit.

                                                                   Exhibit 10(H)
                                                                   page 29 of 91

       (b) For a vested retirement benefit commencing on or after the fifteenth
           (15th) day of the month next following his sixtieth (60th) birthday but prior to the date sixty (60) months thereafter, there shall be a reduction in the Terminated Participant's vested retirement benefit of four percent (4%) for each year or portion thereof payable prior to the fifteenth (15th) day of the month next following his Normal Retirement Date.

       (c) For a vested retirement benefit commencing on or after the fifteenth
           (15th) day of the month next following his fifty-fifth (55th) birthday but prior to the date sixty (60) months thereafter, there shall be an additional reduction in the Terminated Participant's vested retirement benefit of six percent (6%) for each year or portion thereof payable prior to the fifteenth (15th) day of the month next following his sixtieth birthday.

       (d) Any early vested retirement benefit for a Participant as figured above shall not be less than the sum of the following two amounts:
           (i) his vested retirement benefit as of December 31, 1988, reduced under the prior reduction formula in effect on such date, plus (ii) his vested retirement benefit calculated under Section 5.01 for service after December 31, 1988 (but taking all service into account in figuring the 35-year cap under Sections 2.19 and 4.01(c)) reduced under the current formula set forth above.

       For Employees of Combined Life Insurance Company of New York the reduced vested retirement benefit payable under this Section shall in no event exceed the benefit payable under the rules and regulations of the New York State Insurance Department.

 5.05 CHANGE IN TOP-HEAVY STATUS. If the Plan becomes subject to Section 17 and subsequently ceases to be such, the vesting schedule in Section 17.04 shall continue to apply in determining the amount of monthly vested retirement benefit of any Participant who had at least three Years of Service as of December 31st in the last Plan Year of top-heaviness. For other Participants, said schedule shall apply only to their accrued benefit as of such December 31st.

                                                                   Exhibit 10(H)
                                                                   page 30 of 91

                           SECTION 6 - DEATH BENEFITS


 6.01 AMOUNT OF DEATH BENEFIT. Except as provided in Section 7, no death benefits or survivor benefits shall be paid upon the death of a Participant or former participant.

                                                                   Exhibit 10(H)
                                                                   page 31 of 91

                          SECTION 7 - FORM OF PAYMENTS


 7.01 NORMAL FORM OF PAYMENT. Except as provided in Section 7.03, the normal form of payment of any monthly retirement benefit shall be a straight life annuity commencing on the date indicated in Section 4 or 5 (as may be applicable).

 7.02 120 PAYMENT CERTAIN OPTION. Anything herein contained to the contrary notwithstanding, in every instance in which monthly retirement benefits are payable to a Retired or Terminated Participant under Section 4 or 5 he may elect to receive such retirement benefits as a life annuity with 120 payments certain. In any such instance, the monthly retirement benefit shall be reduced to the actuarial equivalent of the straight life annuity provided by the normal form. An election under this Section must be filed with the Committee not more than 90 days before retirement benefits are to commence. If the Retired or Terminated Participant dies prior to the day he is entitled to receive his first monthly payment, the election under this Section shall be of no effect and no payments shall be made to his Beneficiary. All distributions under this Section shall be subject to Section 7.13.

 7.03 PAYMENT IN QUALIFIED JOINT AND SURVIVOR FORM. Notwithstanding the provisions of Sections 7.01 and 7.02, if a Participant is legally married under the laws of any jurisdiction on the date retirement benefits described in Section 4 or 5 are to commence, then, in lieu of the form and amount of retirement benefit provided by Section 7.01 or 7.02, the retirement benefit of such Participant shall be paid in the form of a Qualified Joint and Survivor Annuity (as defined below) with the spouse of such Participant unless the Participant and his spouse have elected, as provided in Section 7.06, to have his retirement benefits paid to him pursuant to Sections 7.01, 7.02, 7.04 or 7.05. For the purposes of this Plan, the term "Qualified Joint and Survivor Annuity" means an annuity for the life of the Participant with a survivor annuity for the life of his spouse which is equal to one-half of the amount of the annuity payable during the joint lives of the Participant and his spouse and which is actuarially equivalent ot the annuity for the life of the Participant which he would otherwise be entitled to receive under the normal form.

                                                                   Exhibit 10(H)
                                                                   page 32 of 91

 7.04 ALTERNATE JOINT AND SURVIVOR FORM. In addition to the 50% Qualified Joint and Survivor Annuity form under Section 7.03 for the Participant and his spouse, a Participant may elect a joint and survivor form with a survivor annuity of 50% (for a contingent annuitant other than the spouse), 75% or 100% of the annuity payable during the joint lives of the Participant and his designated contingent annuitant. If the specified fraction is 75% or 100%, evidence of the Participant's good health must be submitted to the Committee if the annuity starting date is prior to the Participant's Normal Retirement Date. Spousal consent under Section
       7.14 shall not be required unless the contingent annuitant is a person other than the spouse.


 7.05 SOCIAL SECURITY ADJUSTMENT OPTION. In order that a Participant who retires under the Plan, prior to the earliest date upon which his primary insurance benefits may commence under the Social Security Act, may receive a more level income where the monthly lifetime annuity payable under Section 7.01 is taken together with the Participant's estimated primary insurance benefit under the Social Security Act commencing at age 62, such Participant may elect to convert a portion of his lifetime annuity to an actuarial equivalent temporary annuity. The temporary annuity shall provide for monthly payments, commencing at the Participant's retirement date, provided that he is then living, and terminating with the monthly payment next preceding the earlier of (i)
       the date of the Participant's death or (ii) age 62.   Such election may
       be made by filing a proper written authorization with the Committee before the date upon which the annuity payments are to commence to the Participant.

 7.06 ELECTION NOT TO RECEIVE QUALIFIED JOINT AND SURVIVOR ANNUITY. A Participant, Retired Participant or Terminated Participant may elect to have his retirement benefits paid to him pursuant to Sections 7.01, 7.02,
       7.04 or 7.05 instead of the Qualified Joint and Survivor Annuity form under Section 7.03. Any such election shall be made in writing and filed with the Committee on such form as the Committee may determine, subject to spousal consent under Section 7.14, and shall not be effective unless filed with the Trustees within 90 days of the date retirement benefits commence.

 7.07 REVOCATION OF ELECTION NOT TO RECEIVE QUALIFIED JOINT AND SURVIVOR ANNUITY. A Participant, Retired Participant or Terminated Participant, or his spouse, who has

                                                                   Exhibit 10(H)
                                                                   page 33 of 91

       elected not to receive his retirement benefits in the Qualified Joint and Survivor Annuity form, as provided in Section 7.06, may revoke such election at any time before retirement benefits commence.

 7.08 SURVIVING SPOUSE BENEFIT. In the event of the death of a Participant, including a Retired Participant or a Terminated Participant, prior to his annuity starting date and after he has either attained his Normal Retirement Date under Section 4 or has earned a vested retirement benefit under Section 5, the surviving spouse of such deceased Participant shall be entitled to receive a survivor annuity. This survivor annuity shall be in the amount that would have been payable under Section 7.03 if the decedent had retired with a Qualified Joint and Survivor Annuity thereunder on the day before his death; provided, however, that if the Participant dies prior to age 55 the survivor annuity shall not be payable until the date he would have attained age 55, calculated as if the Participant had separated from service on the date of death, survived to age 55, and retired with a Qualified Joint and Survivor Annuity on the day before his death. Commencement of the surviving spouse benefit shall be delayed beyond the date when it would otherwise commence if the spouse so elects in writing, but not beyond the date on which the Participant would have attained age 70-1/2 and only if Section 7.07 does not apply.

 7.09 LUMP SUM CASH OUT. In the event the actuarial equivalent of any monthly benefit pursuant to any of the provisions of this Plan expressed as a single sum is $3,500 or less, the Committee shall direct the Trustee, upon termination of the Participant's employment, to pay to the person entitled to such monthly benefit, in a single sum, the amount of such actuarial equivalent. If the payee is a Participant, any benefit that may hereafter become payable to him because of subsequent service as an Employee shall be reduced by the present value of the accrued benefit which was paid to him pursuant to this Section or shall be determined by disregarding the Years of Service with respect to which he has received payment, the method to be used to be the one which results in the lesser benefit.

 7.10 USE OF ANNUITY POLICY. At such time as a retirement benefit becomes payable under this Plan, the Committee may, in its sole discretion, provide for the payment of such benefit by directing the Trustee to obtain an annuity policy from an insurance company that will provide the retirement benefit that is payable and

                                                                   Exhibit 10(H)
                                                                   page 34 of 91

       payment pursuant to the terms of any said policy shall be deemed to be payment pursuant to the terms of this Plan. The Trustee may retain ownership of any such policy or assign it to the Participant (or his surviving spouse, if applicable) and upon such assignment all further obligation to make payments pursuant to the terms of this Plan shall terminate. Any annuity policy obtained after July 31, 1983, shall be issued on a unisex basis and all the terms and conditions under any such contract, including benefits, premiums, options, loan values and cash surrender values, shall be the same for both male and female. Before any annuity policy is assigned by the Trustee it shall cause such policy to be made nontransferable by any person other than the Trustee.

 7.11  RETURN TO WORK.

       (a) Except as provided below, the retirement benefits of an Employee receiving retirement benefits pursuant to Section 4 or 5 and rehired by a corporation which is a member of the same controlled group of corporations under Section 13.02 as the Employer as of the time benefits commenced, shall be suspended or shall continue to be suspended only for the calendar month in which the fifteenth (15th) day of the month next following his fifty-fifth (55th) birthday falls and calendar months thereafter, in which he completes 40 or more Hours of Service.

       (b) An Employee may request, and the Committee within a reasonable amount of time will render, a determination of whether specific contemplated employment would result in suspension of benefits. Requests for status determination shall be considered in accordance with the procedure under Section 13.04 for affording a review of the status determination.

       (c) No payment shall be withheld pursuant to this Section unless the Committee notifies the Employee, by personal delivery or first class mail, during the first calendar month in which the Plan withholds payments, that his benefits are suspended. Such notification shall contain a description of the specific reasons why benefit payments are being suspended, a general description of this Section relating to the suspension of payments, a copy of this Section and Section 7.13, and a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203-3 of Title 29 of the Code of Federal Regulations. In addition, the suspension notification shall inform

                                                                   Exhibit 10(H)
                                                                   page 35 of 91

           the Employee of the procedure under Section 13.04 for affording a review of the suspension of benefits.

       (d) An Employee rehired prior to his Normal Retirement Date may earn additional Years of Service subsequent to his return to work and until he retires on or after his Normal Retirement Date. Such period shall be taken into account in figuring his Normal Retirement Benefit or his vested retirement benefit, as may be applicable.

       (e) Benefits suspended under this Section shall resume (or shall begin, in the case of a working Employee who continues in employment after the fifteenth (15th) day of the month next following his fifty-fifth
           (55th) birthday and who has completed 40 or more Hours of Service per month thereafter as set forth in Subsection (b), above) no later than the first day of the third calendar month after the calendar month in which the Employee ceases to be subject to suspension of his benefits hereunder. The initial payment shall include the payment scheduled to occur in the calendar month when payments resume (or begin) and shall include any amounts withheld during the period between cessation of employment (or the beginning of a calendar month with less than 40 Hours of Service as provided at Section 7.12, as the case may be) and the resumption of payments. The full amount of such initial payment may be offset against the amount of any prior retirement benefits erroneously paid to the Employee after he had become subject to this Section, and subsequent benefit payments may be offset in the amount of 25% of the amount otherwise due, until the amount of such overpayment has been completely recovered.

 7.12 WHEN PARTICIPANT DEEMED RETIRED. If a Participant continues to be employed after the fifteenth (15th) day of the month next following his fifty-fifth (55th) birthday but in any calendar month completes less than 40 Hours of Service, he shall, for the purposes of this Plan, be deemed to have retired on the first day of the month in which such event took place; provided, however, that the rules of Section 7.11 shall continue to apply in respect to any subsequent month in which he completes 40 or more Hours of Service.

                                                                   Exhibit 10(H)
                                                                   page 36 of 91

 7.13 GENERAL PROVISIONS GOVERNING DISTRIBUTIONS. Distributions to a terminated or retired Participant or Beneficiary of a deceased Participant pursuant to Section 4 or Section 5 shall be governed by the following:

       (a) Distributions (including distributions under any contract) made in periodic installments (which may be increased or accelerated) to a Retired Participant shall commence not later than April 1st of the calendar year following the calendar year in which he attains age 70-1/2.

       (b) Distributions made in periodic installments shall be made either:

          (i) over the life of the Participant or over the joint lives of the Participant and his Designated Beneficiary; or

          (ii) over a period certain not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and his Designated Beneficiary.

       (c) Where distribution of the Participant's interest has begun under
           Section 7.13(b) and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest will be distributed at least as rapidly as under the method of distributions being used under Section 7.13(b) as of the date of his death.

       (d) If a Participant dies before the distribution of his interest has begun under Section 7.13(b), the entire interest of the Participant will be distributed within five years after his death except as described below:

          (i) If any portion of the Participant's interest is payable to (or for the benefit of) a Designated Beneficiary, such portion is to be distributed over the life of such Designated Beneficiary (or over a period not extending beyond the life expectancy of such Beneficiary), and such distributions begin not later than one year after the date of the Participant's death (or such later date as IRC regulations may prescribe), then for purposes of this Subsection such portion shall be treated as distributed on the date when such distributions began.

                                                                   Exhibit 10(H)
                                                                   page 37 of 91

          (ii) If such Designated Beneficiary is the surviving spouse of the Participant, distributions need not begin until the date on which the Participant would have attained age 70-1/2. If the surviving spouse dies before distributions to such surviving spouse begin,
               Section 7.13(d) shall be applied as if the surviving spouse were the Participant. Any amount paid to a child shall be treated as if it had been paid to the surviving spouse if such amount will become payable to the surviving spouse upon such child reaching majority (or other designated event permitted under IRC regulations).

       (e) The term "Designated Beneficiary" means any individual designated as a Beneficiary by the Participant.

       (f) Notwithstanding the provisions of Subsection (a) hereof, distribution to a Participant who has terminated his service, or who is a 5% owner [as defined in Section 17.02(b)] at any time during the 5-Plan-Year period ending in the calendar year in which he attains age 70-1/2, shall commence not later than the 1st day of April of the calendar year following the calendar year in which he attains age 70-1/2. If a Participant who has not terminated his service subsequently becomes a 5% owner after the calendar year in which he attains age 70-1/2, then distribution shall commence by April 1st of the calendar year following the Plan Year during which he became a 5% owner. Effective January 1, 1989, distribution to a Participant shall commence by April 1st of the calendar year following the calendar year in which he attains age 70-1/2, without regard to whether he has terminated his service; provided, that this rule shall not apply to a Participant age 70-1/2 or over on January 1, 1988 unless he has been a 5% owner at any time during the Plan Year ending during the calendar year when he attained age 66-1/2 or any subsequent Plan Year, nor shall it apply to any benefits with respect to which a designation is in effect as described in Section 7.13(h).

       (g) If any contract or annuity policy on the life of a terminated, deceased or retired Participant is distributed, such contract or annuity policy shall be endorsed to provide for payments thereunder in accordance with the preceding provisions of this Section.

                                                                   Exhibit 10(H)
                                                                   page 38 of 91

       (h) The foregoing provisions of this Section 7.13 shall not apply to distributions under a plan of distribution designated by a Participant in writing prior to January 1, 1984, which was permissible under the provisions of this Plan as in effect prior to the Amendment adding the provisions of the Tax Equity and Fiscal Responsibility Act of 1982.

       (i) Distribution to a Participant (or his Beneficiary) whose vested accrued benefit has a present value of $3,500 or less shall be made as soon as administratively convenient.

       (j) If the Beneficiary of the Participant is not his spouse the form of distribution must be one whereunder the present value of the retirement benefit payments projected to be made to the Participant, while living, is more than 50 percent of the present value of the total payments projected to be made to the Participant and the Participant's Beneficiary; provided, however, that this requirement shall be interpreted so as to comply with the incidental benefit rule of the IRC and the rules and regulations thereunder.

       (k) Except as provided in regulations, the provisions of IRC Section
           Section 401(a)(9) are hereby incorporated by reference to the extent not set forth in this Section.

 7.14 SPOUSAL CONSENT. Any election by the Participant under Section 7.06 shall not take effect unless the spouse consents in writing to such election. Such consent must be given within the 90 day election period under Section 7.06, must acknowledge the effect of the election or designation, shall be to a specific Beneficiary and to a specific form of benefit, and be witnessed by a Plan representative or a notary public. Any consent shall be effective only as to such spouse. Such election shall take effect without the spousal consent only if it is established to the satisfaction of a Plan representative that the consent may not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe.

 7.15 NOTICE. The Trustees shall deliver a written explanation to each Participant or terminated Participant who will become entitled to receive vested retirement benefits on or about the date nine (9) months before he attains age 55 of the terms and conditions of the Qualified Joint and Survivor Annuity form and the

                                                                   Exhibit 10(H)
                                                                   page 39 of 91

       surviving spouse benefit, including the rights of the spouse under
       Section 7.14, and the effect of electing or not electing such a form of payment. The explanation shall include a general description of the eligibility conditions and other material features of the optional forms of benefit, including the relative values of such optional forms with the interest rate used in calculating such values. Notwithstanding the provisions of Sections 7.06 and 7.07, the period for such election or revocation thereof shall not expire until at least ninety (90) days after such notice has been given. Any Participant who has not had an election under Section 7.06 made available may elect (or his personal representative may elect in the event of his death) to receive the balance of his benefits in a form other than that of a Qualified Joint and Survivor Annuity or surviving spouse benefit at any time until ninety
       (90) days after notice of the availability of such election is given to such Participant (or to his personal representative).

 7.16 JOINT AND SURVIVOR ANNUITIES AND SURVIVING SPOUSE BENEFITS TO FORMER PARTICIPANTS. Effective August 23, 1984, a Participant (including a Terminated Participant) who had at least one Hour of Service on or after September 2, 1974, to whom Section 205 of ERISA and IRC Section 401(a)(11) (as in effect on August 22, 1984) would not apply but for this Section, to whom the amendments made by Section 103 and 203 of the Retirement Equity Act of 1984 dealing with Qualified Joint and Survivor Annuities and Surviving spouse Benefits do not apply, whose annuity starting date has not occurred as of August 23, 1984, and who is still alive as of August 23, 1984, may elect to have the Provisions of Section 7 as in effect prior to August 23, 1984 apply. A Participant (including a Terminated Participant) who had at least one Hour of Service in any Plan Year beginning on or after January 1, 1976, to whom the amendments made by Section 103 and 203 of the Retirement Equity Act of 1984 dealing with Qualified Joint and Survivor Annuities and Surviving Spouse Benefits would not (but for this Section) apply who at the time of his separation from service had at least ten Years of Service under the Plan and had a non-forfeitable right at least a portion of his accrued benefit derived from Employer contributions, whose annuity starting date has not occurred as of August 23, 1984, and who is still alive as of August 23, 1984, may elect to have the qualified pre-retirement survivor annuity requirements of the amendments made by such Sections 103 and 203 apply. Any election under this Section may be made during the period beginning August 23, 1984, and ending on the earlier of the Participant's Annuity Starting Date or the

                                                                   Exhibit 10(H)
                                                                   page 40 of 91

       date of his death. Notice of the provisions of this Section shall be given at such time or times and in such manner as the Secretary of the Treasury may prescribe.

                                                                   Exhibit 10(H)
                                                                   page 41 of 91

                            SECTION 8 - PLAN FUNDING


 8.01 CONTRIBUTIONS. The Employers will make contributions from time to time to the Trustee under the Trust Agreement in amounts that are sufficient (as determined in accordance with the Plan funding method and policy adopted by the Employer) to provide the benefits provided hereunder and as are consistent with the provisions of Part 3 of Title I of ERISA. Participants shall not make contributions under the Plan.

 8.02 FORFEITURES. All forfeitures arising under the Plan will be applied to reduce the Employer's contributions thereunder and shall not be used to increase the benefits any person would otherwise receive under the Plan.

                                                                   Exhibit 10(H)
                                                                   page 42 of 91

            SECTION 9 - RIGHTS TO AMEND OR DISCONTINUE CONTRIBUTIONS


 9.01 CONTINUANCE OF CONTRIBUTIONS NOT ASSUMED. It is the expectation of the Employers that they will continue this Plan and the payment of its contributions hereunder indefinitely; but continuance of the Plan is not assumed as a contractual obligation and the right is reserved to each Employer at any time to discontinue its contributions hereunder.

 9.02 RIGHT TO AMEND. Except as herein limited, the Company, by action of the Board, shall have the right to amend this Plan at any time to any extent it may deem advisable. Such amendment shall be stated in an instrument in writing approved by the Board. Upon delivery of such instrument to the Committee, this Agreement shall be deemed to have been amended in the manner set forth, provided, however, except as may be required to maintain this Plan as a qualified Plan under the IRC:

       (a) No amendment shall increase the duties or liabilities of the Trustees without their consent;

       (b) No amendment shall have the effect of vesting in the Employers any interest in or control over the Retirement Fund;

       (c) No amendment shall have the effect of depriving the surviving spouse or Beneficiary of a then deceased Participant of the right to receive the benefits to which such spouse or Beneficiary is entitled;

       (d) No amendment shall have the effect of depriving any then Retired Participant or active Participant who has then reached his Normal Retirement Date of the retirement income which he is entitled to receive;

       (e) No amendment shall have the effect of depriving any Terminated Participant of the benefits which he is entitled to receive;

       (f) No amendment shall have the effect of depriving any Participant of any benefit he would have been entitled to receive if he had terminated his employment immediately prior to such amendment;

                                                                   Exhibit 10(H)
                                                                   page 43 of 91

       (g) No amendment shall have the effect of decreasing the accrued benefit of Participant other than an amendment described in IRC Section 412(c)(8), or Section 4281 of ERISA. For purposes of the preceding sentence a plan amendment which has the effect of (i) eliminating or reducing a subsidy or an early retirement benefit (as defined in regulations), or (ii) eliminating an optional form of benefit with respect to benefits attributable to service before the amendment, shall be treated as reducing accrued benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the pre-amendment conditions for the subsidy. This Paragraph shall not apply, to the extent provided by regulations, to a plan amendment described in clause (ii) (other than a plan amendment having an effect described in clause (i)).

                                                                   Exhibit 10(H)
                                                                   page 44 of 91

             SECTION 10 - DURATION AND DISTRIBUTION ON TERMINATION


 10.01 TERMINATION BY EMPLOYER. Unless otherwise terminated, as provided in paragraphs (a), (b), and (c), of this Section or Section 10.03, this Plan shall continue in perpetuity, or for such time as may be necessary to accomplish the purpose or which it is created. This Plan shall terminate upon the happening of any of the following events:

       (a) The Company, by appropriate resolution of its Board, elects to terminate this Plan;

       (b) An Employer shall elect to terminate its participation in the Plan or shall be judicially declared bankrupt or insolvent, or in the event of dissolution, merger, or consolidation of the Employer without provision for continuing this Plan; provided, however, in the event of dissolution, merger, or consolidation of the Employer, provision may be made by its successor for continuing this Plan and the substitution of such successor or successors for the Employer hereunder, in which event this Plan shall continue in full force and effect and further provided that termination shall be limited as described under Section 15.03.

       (c) There is a complete termination of this Plan within the meaning of
           Section 411(d)(3) of the IRC.

 10.02 DISTRIBUTION ON COMPLETE TERMINATION. In the event this Plan shall terminate for any of the reasons set forth in Section 10.01(a) or (c), the Trustees shall, after payment of all expenses of liquidation, distribute the Retirement Fund in the manner and order set forth in
       Section 4044 of ERISA. This Trust shall continue as a liquidation trust until final distribution of all assets.

 10.03 TERMINATION BY PENSION BENEFIT GUARANTY CORPORATION. In the event this Plan is terminated by reason of proceedings instituted by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA, the Retirement Fund shall be distributed pursuant to the provisions of Section 402 of ERISA.

                                                                   Exhibit 10(H)
                                                                   page 45 of 91

 10.04 VESTING UPON TERMINATION. Except as provided in Section 11, upon the termination or partial termination of this Plan the rights of all affected Participants to benefits accrued to the date of termination or partial termination, to the extent funded as of such date, shall be non-forfeitable.

                                                                   Exhibit 10(H)
                                                                   page 46 of 91

        SECTION 11 - BENEFITS IN THE EVENT OF EARLY TERMINATION OF PLAN


 11.01 PARTICIPANTS. Notwithstanding any provision in this Agreement to the contrary, the benefits provided by the Company's contributions for Participants whose anticipated annual retirement benefit provided by such contributions will exceed $1,500, but applicable only to the twenty-five highest paid Employees as of December 31, 1988 (including any such highest-paid Employees who are not Participants at that time but may later become Participants) shall be subject to the conditions hereinafter set forth.

 11.02 MAXIMUM BENEFIT. Such benefits shall be paid in full which have been provided by the Company's contributions not exceeding the largest of the following amounts:

       (a) The Company contributions (or funds attributable thereto) which would have been applied to provide the benefits for the Employee of this Plan, as it existed prior to January 1, 1989, and as if the Plan had been continued without change.

       (b) $20,000

       (c) An amount equal to 20% of the first $50,000 of the Participant's annual Compensation multiplied by the number of years between December 31, 1988, and (A) the date that the Plan terminates, or (B) if benefits become payable to a Participant described in Section
           11.01 within ten years after December 31, 1988, the date the benefits of such Participant first become payable (if before the date of termination of this Plan), or (C) if benefits become payable to a Participant described in Section 11.01 after December 31, 1988, and if the full current costs of the Plan for the ten years starting December 31, 1988, have not been met, or if the full current costs have not been met on the dates referred to in (A) or (B) above, the date of the failure to meet the full current cost.

       (d) whichever of the following amounts shall apply:

          (i) for a Participant who owns, directly or indirectly, more than ten percent (10%) in value of either the voting stock of the Company or all the stock of the Company (applying the constructive ownership rules

                                                                   Exhibit 10(H)
                                                                   page 47 of 91

               of Section 1563(e) of the IRC without regard to Section 1563(e)(3)), a dollar amount which equals the present value of the benefit guaranteed for such Participant under Section 4022 of ERISA, as amended, or if the Plan has not terminated, the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences determined in accordance with regulations of the Pension Benefit Guaranty Corporation; or

          (ii) for a Participant not within Paragraph (i), above, a dollar amount which equals the present value of the maximum benefit described in Section 4022(b)(3)(B) of ERISA, as amended (determined on the date the Plan terminates or on the date benefits commence, whichever is earlier) without regard to any other limitations in Section 4022 of ERISA.

 11.03 LIMITATION ON BENEFITS. If (1) this Plan is terminated within ten years after December 31, 1988, or (2) the benefits of any of the Participants described in Section 11.01 become payable within ten years from December 31, 1988, the benefits which any of the Participants described in Section
       11.01 may receive from the Company's contributions shall not exceed the benefits set forth in Section 11.02.

 11.04 TERMINATION OF EMPLOYMENT. If a Participant described in Section 11.01 leaves the employ of the Company or withdraws from participation in this Plan, the benefits which he may receive from the Company's contributions shall not at any time, within the first ten years after December 31, 1988, exceed the benefits set forth in Section 11.02. If, at the end of the ten-year period starting December 31, 1988, the full current costs for such ten years have not been met, the benefits such Participant may receive from the Company's contributions shall not exceed the benefits set forth in Section 11.02 until the first time that the full current costs of this Plan have been met.

 11.05 DEATH BENEFITS. These conditions shall not restrict the full payment of any insurance, death or survivor's benefits on behalf of a Participant who dies while this Plan is in full effect and its full current costs have been met.

 11.06 RETIREMENT BENEFITS. These conditions shall not restrict the current payment of full retirement benefits not exceeding those provided by the normal form called

                                                                   Exhibit 10(h)
                                                                   Page 48 of 91

       for by this Plan for any Retired Participant while this Plan is in full effect and its full current costs have been met.

 11.07 LUMP SUM DISTRIBUTION. The conditions of this Section shall not restrict a lump sum distribution to a Terminated or Retired Participant of the benefits he may be entitled to receive, if this Plan is in full effect and its full current costs have been met at the time of the distribution and he enters into an agreement with the Trustees to the effect that in the event

       (a) the Plan terminates before December 31, 1998, or

       (b) a default occurs in the payment of the full current costs of the Plan for any Plan Year ending before December 31, 1998 he (or, in the case of his death, his estate) will repay to the Trustees a sum equal to the actuarial equivalent of the amounts by which his monthly retirement benefits under the Plan (under the normal form) would have decreased during his then remaining lifetime pursuant to the provisions of this Section 11. Such obligation to repay must be adequately secured, and if secured by property of the distributes, the distributes must agree that if the market value of the property falls below a certain percentage of the amount that would then be repayable if the Plan were then terminated he will deposit additional property necessary to sufficiently increase the value of the property held by the depositary. The agreement need not be secured if the fair market value of Plan assets is not less than the actuarial equivalent of all accrued benefits (whether or nor forfeitable) expressed as a single sum; provided, that the agreement shall provide for security to be provided in the future in the event that the fair market value of Plan assets subsequently, during the period covered by this Section, falls below the actuarial equivalent of all accrued benefits.

 11.08 INTENT. This Section 11 is included in this agreement to conform to the requirements of Treasury Regulation Paragraph 1.401-4(c) and shall be applied in a manner consistent with such Regulation or any substitute therefor but shall cease to be effective at such time as the provisions of the Treasury Regulation Paragraph 1.401(c) or any substitute therefor are no longer effective or applicable.

                                                                   Exhibit 10(H)
                                                                   page 49 of 91

                     SECTION 12 - ADMINISTRATIVE COMMITTEE


 12.01 FORMATION AND MEMBERS. This Plan shall be administered by an administrative committee constituted of not less than three (3) and not more than seven (7) members. The Board shall have the right at any time and from time to time to appoint the members of the Committee and to remove any member of the Committee and appoint a successor member. Each member of the Committee shall serve until such time as he shall resign, die, or be removed by the Board and until his successor is appointed. In the event of the death, resignation or removal of any member acting hereunder, the Board may appoint a successor to fill such vacancy and such successor member, upon accepting such appointment by an instrument in writing delivered to the Company, shall without further action, become vested with all the rights, powers, discretion and duties of a member of the Committee with like effect as if originally named as a member hereunder. Each member of the Committee shall have the right at any time, by ten (10) days written notice to the other members then acting hereunder, and to the Company, to resign as a member hereunder.

 12.02 CHAIRMAN AND SECRETARY. The Committee shall appoint a Chairman from among the members of the Committee and the Chairman shall preside at all meetings of the Committee, and shall have the right to vote on any matter to be determined by the Committee. The Committee shall also appoint a Secretary to the Committee, who need not be a member of the Committee, who shall keep an accurate record of all determinations of the Committee and perform such other duties as may from time to time be assigned to him by the Committee or the Chairman of the Committee.

 12.03 ACTIONS OF THE COMMITTEE. All actions of the Committee shall be by majority vote of the entire Committee. No formal meetings need be called or held by such Committee if a majority of the then members of the Committee shall authorize and approve, by an instrument in writing, any action or decision agreed upon by such majority.

 12.04 EXECUTION OF INSTRUMENTS. The Committee may designate any one or more of its members, or its Secretary, to sign any document, instrument or paper on behalf of the entire Committee.

                                                                   Exhibit 10(H)
                                                                   page 50 of 91

 12.05 REPORTS TO THE BOARD. The Committee shall furnish such reports and other information as may be required from time to time by the Board.

 12.06 ADMINISTRATION OF THE PLAN. The Committee may, from time to time, establish rules and procedures for administration of the Plan not inconsistent with the Plan's provisions, and administer the Plan in accordance with such provisions and such rules and procedures. The Committee shall have the exclusive right and discretionary authority to construe the terms and provisions of the Plan, including without limitation, the power to construe or interpret disputed, ambiguous or uncertain terms, and such other powers as may be necessary to carry out the provisions of the Plan. The Committee shall also have the discretionary authority to determine all questions relating to the eligibility of Employees to participate in the benefits of the Plan and the amount of such benefits, and resolve all questions pertaining to the administration, interpretation and application of the Plan provisions. Actions taken in good faith by the Company, the Committee or an Employer shall be conclusive and binding on all interested parties as to all questions of interpretation and application under this Plan and as to all other matters arising out of the administration thereof, and shall be given the maximum possible deference allowed by the law. The Committee shall issue such directions to the Trustee as may from time to time be necessary to authorize the Trustee to make the payments provided for by this Plan.

 12.07 LIABILITY OF MEMBERS. To the extent permitted by law, no member of the Committee shall ever be liable for any act or default of any predecessor member nor for any loss sustained through any error of judgment, but shall only be liable for his own willful default. No successor member acting hereunder shall be under any duty to examine into or take any action with reference to the prior action of any prior Committee acting hereunder. The Company shall indemnify and save harmless each member of the Committee and the Secretary to the Committee from the effects and consequences of his actions and conduct in his official capacity, except to the extent that such effects and consequences flow from his own willful conduct.

 12.08 ALLOCATION OF DUTIES. The Committee, by its action, may allocate its fiduciary responsibilities among its members, and may designate persons other than its members to carry out its fiduciary responsibilities. The Committee, individual members of the Committee allocated specific fiduciary responsibilities, and

                                                                   Exhibit 10(H)
                                                                   page 51 of 91

       persons other than members of the Committee designated to carry out specific fiduciary responsibilities may employ one or more persons to render advice with respect to their responsibilities. If the Committee has allocated a specific fiduciary responsibility among its members, or has designated persons other than its members to carry out a specific fiduciary responsibility, it shall do the following things: (1) it shall make as a condition of such allocation or designation the fact that the Committee may terminate the allocation or designation at will; and
       (2) it shall report such allocation or designation to the Board who by its action, may order that such allocation or designation be terminated in which case it shall be done as soon as practicable.

 12.09 INVESTMENTS. The Committee shall have no duty or obligation to supervise or control in any way the investments made by the Trustee under the Trust Agreement, but all fiduciary responsibility for investing and safeguarding the assets of the Plan shall reside solely with such Trustee.

                                                                   Exhibit 10(H)
                                                                   page 52 of 91

                         SECTION 13 - ERISA PROVISIONS


 13.01 SERVICE FOR PREDECESSOR. To the extent required by regulations that may be prescribed by the Secretary of the Treasury or his delegate, service for a predecessor shall be treated as service for the Employers.

 13.02 CONTROLLED GROUP.  To the extent required by Section 414(b), (c), (m),
       (n) and (o) of the Internal Revenue Code, all employees of the entities described therein shall be treated as employed by a single employer. If an Employee or former Employee becomes employed or was employed by any such entity that the Employer is a member of and such other member has not adopted this Plan, the following rules shall apply:

       (a) Upon becoming an Employee of the Employer, his prior service in the employment of another member of the controlled group shall be considered as though it was service for the Employer for the purpose of determining when he will become eligible for participation under
           Section 3 and for the purpose of determining his eligibility for a vested retirement benefit.

       (b) If he was previously an Employee of the Employers and a Participant under this Plan but did not have five Years of Service at the time such employment terminated, his subsequent service in the employment of another member of the controlled group shall be considered as though it was service for the Employers for the purpose of determining his eligibility for a vested retirement benefit under
           Section 5.02.

       (c) His service for such other member of the controlled group shall in no event be considered for the purpose of determining his Normal Retirement Benefit under Section 4.01 or his Accrued Retirement Income under Section 5.02, it being the express intent hereof that his service for another member of the controlled group that has not adopted this Plan shall be counted for the purpose of determining his non-forfeitable percentage but not for the purpose of increasing the amount of benefits to which such percentage shall apply.

       (d) He shall not be eligible to receive any benefits while employed by any other member of the controlled group, except as provided at
           Section 7.12.

                                                                   Exhibit 10(H)
                                                                   page 53 of 91

       (e) Remuneration paid to such person for services rendered to another member of a controlled group shall not be considered in determining his Final Average Earnings.

 13.03 MERGER. This Plan shall not be merged or consolidated with any other Plan or the assets held under this Plan shall not be transferred to any other Plan, unless each Participant in the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated) .

 13.04 CLAIMS PROCEDURE. Pursuant to Section 503 of ERISA the following claims procedure is established:

       (a) A timely written application for benefits shall be filed with the Committee on a form prescribed by it.

       (b) if a Claim is denied, in whole or in part, written notice of such denial shall be furnished to the applicant setting forth, in a manner calculated to be understood by him, the following:

           (i)   The specific reason or reasons for the denial;

           (ii) A specific reference to pertinent Plan provisions on which the denial is based;

           (iii) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

           (iv)  An explanation of the claim review procedure.

       (c) An applicant whose claim has been denied in whole or in part (or his duly authorized representative) may appeal such denial to the Committee by making a written request for a review and may review pertinent documents and submit issues and comments in writing. A written request for review

                                                                   Exhibit 10(H)
                                                                   page 54 of 91

           must be filed within 120 days of the date an applicant has been notified of the denial or partial denial of this claim.

       (d) The decision on review shall be made promptly and within 60 days of receipt of the request for review, shall be in writing, and shall include specific reasons for the decision, written in a manner calculated to be understood by the applicant, and specific references to the pertinent Plan provisions on which the decision is based.

 13.05 MAXIMUM ANNUAL BENEFIT. The annual benefits payable to a Participant under this Plan and any other qualified defined benefit plan adopted by the Employer shall in no event exceed the lesser of $90,000 (the "dollar" limitation) or 100% of the Participant's average compensation for his high three consecutive calendar years of participation (the "percentage" limitation). The following rules shall be effective in applying the provisions of this Section:

       (a) Both the $90,000 dollar limitation and the 100% percentage limitation referred to in the first sentence of this Section shall be adjusted for increases in the cost of living in accordance with regulations prescribed by the Secretary of the Treasury or his delegate; provided, however, that the 100% percent limitation shall be adjusted only in the case of adjusting any benefits under this Section, and no cost of living adjustments under this Subsection shall be taken into account before the year for which such adjustment takes effect.

       (b) If the annual benefit is payable in a form other than as a straight life annuity, an adjustment shall be made to the maximum permissible annual benefit, in accordance with regulations prescribed by the Secretary of the Treasury or his delegates so that it is equivalent to the maximum annual benefit payable as a straight life annuity. In determining the maximum annual benefit payable any ancillary benefit which is not directly related to retirement income benefits shall not be taken into account, and that portion of any joint and survivor annuity which constitutes a qualified joint and survivor annuity under Section 7.03 shall not be taken into account.

       (c) If the retirement income benefit begins before the Social Security Retirement Age, the determination as to whether the $90,000 dollar limitation referred to in the first sentence of this Section has been satisfied shall be made in

                                                                   Exhibit 10(H)
                                                                   page 55 of 91

           accordance with regulations prescribed by the Secretary of the Treasury or his delegate, by reducing the limitation so that such limitation (as so reduced) equals an annual benefit (beginning when such retirement income benefit begins) which is equivalent to a $90,000 annual benefit beginning at the Social Security Retirement Age. The reduction shall be made in such manner (as prescribed by the secretary of the Treasury or his delegate) as is consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act.

       (d) If the retirement income benefit begins after the Social Security Retirement Age, the determination as to whether the dollar limitation referred to in the first sentence of this Section has been satisfied shall be made in accordance with regulations prescribed by the Secretary of the Treasury or his delegate, by increasing the limitation so that such limitation (as so increased) equals an annual benefit (beginning when such retirement income benefit begins) which is equivalent to a $90,000 annual benefit beginning at the Social Security Retirement Age.

       (e) For the purpose of adjusting any benefit under Subsection (b) or (c), above, the interest rate assumption shall not be less than the greater of 5% or the rate specified in the Plan. For purposes of adjusting any benefit under Subsection (d), above, the interest rate assumption shall not be greater than the lesser of 5% or the rate specified in the Plan.

       (f) Notwithstanding the preceding provisions, the benefits payable with respect to a Participant shall be deemed not to exceed his limitation if they do not exceed $10,000 for the Plan Year, or for any prior Plan Year, and the Employer has not at any time maintained a defined contribution Plan in which the Participant participated.

          (i) if a Participant has less than 10 years of participation in the Plan, the $90,000 dollar limitation referred to in the first sentence of this Section shall be the limitation determined under such sentence (without regard to this Subsection (g)), multiplied by a fraction --

               (A) the numerator of which is the number of years (or part thereof) of participation, and

                                                                   Exhibit 10(H)
                                                                   page 56 of 91

               (B)  the denominator of which is 10.

          (ii) If a Participant has less than 10 years of service with the Employer, the 100% percentage limitation under the first sentence of this Section and the $10,000 limitation under Subsection (f) shall be adjusted by multiplying such amounts by a fraction --

                (A) the numerator of which is the number of years (or part thereof) of service, and

                (B)  the denominator of which is 10.

          (iii) In no event shall Paragraphs (i) or (ii), above, reduce either the dollar limitation or the percentage limitation under the first sentence of this Section, or the $10,000 limitation under Subsection (f), to an amount less than 1/10 of such limitation (determined without regard to this Subsection (g)).

          (iv) To the extent provided in regulations this Subsection (g) shall be applied separately with respect to each change in the benefit structure of the Plan.

       (g) In the event a Participant herein is a participant at any time in a defined contribution plan maintained by the Employer or a member of a controlled group, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any year shall not exceed
           1.0 but such limitation may be applied to first reduce benefits under this Plan before being applied to reduce annual additions under the defined contribution plan. For this purpose the defined benefit plan fraction for any year is:

               Projected annual benefit of the Participant under the Plan (determined as of the close of the year)
               -----------------------------------------------------------------
               Lesser of: (a) 1.25 multiplied by the dollar limitation in effect for such year ($90,000 for 1987) or (b) 1.4 multiplied by the percentage limitation with respect to such individual under

                                                                   Exhibit 10(H)
                                                                   page 57 of 91

               the Plan for such year (100% of his average total compensation for his high 3 years).

          The defined contribution plan fraction for any year is:

               Sum of the annual additions to the participant's account as of the close of the year.
               --------------------------------------------------------------
               The sum of the lesser of the following amounts determined for such year and for each prior year of service with the employer:
               (a) 1.25 multiplied by the dollar limitation in effect for such year ($30,000 for 1987) or (b) 1.4 multiplied by the percentage limitation with respect to such individual under the plan for such year (25% of his total compensation). Contributions by a Participant to any qualified cost-of-living arrangement (as defined under IRC Section 415(k)(2), as amended from time to time) under the Plan shall be treated as an annual addition for purposes of this Subsection (h).

                                                                   Exhibit 10(H)
                                                                   page 58 of 91

       (h) At the election of the plan administrator, in applying the defined contribution plan fraction under Subsection (h), above, with respect to any year ending after December 31, 1982, the denominator of the fraction with respect to each participant for all years ending before January 1, 1983, shall be an amount equal to the product of such denominator under the law in effect for the year ending in 1982 multiplied by the transition fraction. The transition fraction means a fraction whose numerator is 35% of the compensation of the participant for the year ending in 1981 (limited to $51,875) and whose denominator is 25% of such compensation (but more than $41,500).

       (i) Provided the Plan satisfied the requirements of IRC Section 415 for the last year beginning before January 1, 1983, and pursuant to regulations prescribed by the Secretary of the Treasury or his delegate, the numerator of the defined contribution plan fraction at Subsection (h) may be reduced so that the sum of the defined contribution plan fraction and the defined benefit plan fraction does not exceed 1.0 for such year.

       (j) In the case of an individual who is a participant before January 1, 1983, in a defined benefit plan which is in existence on July 1, 1982, and with respect to which the requirements of Section 415 of the IRC have been met for all years, if such individual's current accrued benefit under such plan exceeds the limitation of Subsection
           (b) of Section 415 as provided under the first sentence of this Section and under Subsections (a) through (g) hereof, then (in the case of such plan) for purposes of such IRC Section 415(b), and also for purposes of IRC Section 415(e) as provided under Subsections (h) through (j), hereof, the limitation of such IRC Section 415(b) with respect to such individual shall be equal to such current accrued benefit.

           The term "current accrued benefit" means the individual's accrued benefit (at the close of the last year beginning before January 1, 1983) under this Plan, which was in existence on July 1, 1982, when expressed as an annual benefit (within the meaning of Section 415(b)(2) of the IRC as in effect before the amendments made by the Tax Equity and Fiscal Responsibility Act of 1982). For purposes of determining the amount of any individual's current accrued benefit, no change in the terms and conditions of the Plan after July 1, 1982, and no cost-of-living adjustment occurring after July 1, 1982, shall be taken into account.

                                                                   Exhibit 10(H)
                                                                   page 59 of 91

       (k) In the case of an individual who was an active Participant in this Plan before October 3, 1973, his annual benefit need not be less than 100% of his annual rate of compensation on the earlier of October 2, 1973, or the date on which he separated from the service of the Employer; provided, that such annual benefit shall not exceed the benefit which would have been payable under the terms of the plan on October 3, 1973, if his compensation taken into account for any period after such date had not exceeded his annual rate of compensation on such date; and provided further, in the case of a Participant who separated from service prior to October 2, 1973, his annual benefit shall in no event be greater than his vested retired benefit as of the date he separated from service.

       (l) In addition to other limitations set forth in the Plan and notwithstanding any other provisions of the Plan , the accrued benefit, including the right to any option benefit provided in the Plan (and all other defined benefit plans required to be aggregated with this Plan under the provisions of IRC Section 415) shall not increase to any amount in excess of the amount permitted under IRC
           Section 415 as amended by the Tax Equity and Fiscal Responsibility Act of 1982.

       (m) In determining under which Plan the contributions or other annual additions, or benefits, of a Participant should be reduced under this Section, the intent is that the order of reduction set forth herein is for purposes of guidance only and not obligatory, and that such order of reduction as to one Participant may be different from another Participant, so as to afford maximum flexibility to the Plan in avoiding a violation of the provisions of Section 415 of the IRC.

       (n) For purposes of this Subsection, the term "Social Security Retirement Age" means the age used as the retirement age for the Participant under Section 216(l) of the Social Security Act, except that such section shall be applied without regard to the age increase factor, and as if the early retirement age under Section 216(l)(2) of such Act were 62.

       (o) In the case of an individual who is a Participant as of January 1, 1987, the dollar limitation of the Participant shall be equal to his Current Accrued Benefit if such Current Accrued Benefit exceeds the benefit limitations of this

                                                                   Exhibit 10(H)
                                                                   page 60 of 91

           Section and of IRC Section 415(b) of the IRC. The "Current Accrued Benefit" shall be the Participant's accrued benefit under the Plan when expressed as an annual benefit under IRC Section 415(b)(2), determined as if he had separated from service as of December 31, 1986, but disregarding any changes in the terms and conditions of the Plan, or any cost-of-living adjustment, occurring after May 5, 1986.

       (p) Compensation shall include the following items:

          (i) The Participant's wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with an employer maintaining the plan (including but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses).

          (ii) For purposes of the prior sentence, earned income from sources outside the United States.

          (iii) Amounts described in IRC Sections 104(a)(3), 105(a) and 105(h), but only to the extent that these amounts are includable in the gross income of the Employee.

          (iv) Amounts described in IRC Section 105 (d) , whether or not these amounts are excludable from the gross income of the Employee under that section.

          (v) Amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that these amounts are not deductible by the Employee under IRC Section 217.

          (vi) The value of a non-qualified stock option granted to an Employee by the employer, but only to the extent that the value of the option is includable in the gross income of the Employee for the taxable year in which granted.

                                                                   Exhibit 10(H)
                                                                   page 61 of 91

          (vii) The amount includable in the gross income of an Employee upon making the election described in IRC Section 83(b).

       (q) Compensation shall not include the following items:

          (i) Contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the IRC Section 415 limitations to that plan, the contributions are not includable in the gross income of the employee for the taxable year in which contributed. In addition, Employer contributions made on behalf of an Employee to a simplified employee pension described in IRC Section 408(k) are not considered as compensation for the taxable year in which contributed to the extent such contributions are deductible by the Employee under IRC Section 219(b)(7). Additionally, any distributions from a plan of deferred compensation are not considered as compensation for IRC Section 415 purposes, regardless of whether such amounts are includable in the gross income of the Employee when distributed. However, any amounts received by an Employee pursuant to an unfunded non-qualified plan may be considered as compensation for IRC Section 415 purposes in the year such amounts are includable in the gross income of the Employee.

          (ii) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is not longer subject to a substantial risk of forfeiture (see IRC Section 83 and the regulations thereunder).

          (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

          (iv) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) (whether or not the contributions are excludable from the gross income of the Employee).

                                                                   Exhibit 10(H)
                                                                   page 62 of 91

       (r) Except as provided in regulations, the provisions of IRC Section 415 are hereby incorporated by reference to the extent not set forth in this Section.

                                                                   Exhibit 10(H)
                                                                   page 63 of 91

                     SECTION 14 - MISCELLANEOUS PROVISIONS


 14.01 SPENDTHRIFT CLAUSE. Except as provided in Section 14.02, benefits or payments from this Plan shall be paid to the individual entitled to receive them personally and upon his personal receipt or endorsement. No Participant, spouse or Beneficiary shall have the right or power to transfer, assign, anticipate, mortgage, pledge or otherwise encumber this interest in the Trust established by this Agreement, or his rights to receive payments or benefits from the Trust and neither such interests nor rights nor any assets of the Trust shall be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by the Participant or Beneficiary nor to transferability by operation of law in the event of bankruptcy, insolvency or otherwise, provided, however, that this limitation shall not apply to a qualified domestic relations order under IRC Section 414(p).

 14.02 FACILITY OF PAYMENT. If any person to whom payments are to be made under the Plan is in the judgment of the Committee or an insurance company that has issued an annuity policy pursuant to Section 7.10 under a legal disability, or by reason of mental or physical disability is in the opinion of the Committee or such insurance company unable to administer properly such payments, even though such person has not been legally adjudicated incompetent, then such payment or payments may be made to any person, persons, or institution as, in the option of the Committee or the insurance company, is then maintaining or has custody of such person until claim is made by a duly appointed guardian or other legal
       representative of such person.   Such payment shall constitute a full
       discharge of liability of the Plan to the extent thereof.

 14.03 EVIDENCE OF SURVIVAL. The Committee or an insurance company shall have the right to require satisfactory evidence that a person entitled to receive benefits hereunder is living on each and every date when a benefit is due such person. In the absence of such evidence, when required, any payments otherwise due shall not be made until such evidence shall have been received.

 14.04 DISCRETIONARY ACTS TO BE UNIFORM. Any discretionary acts to be taken under the Plan by the Committee, or any person or persons to whom authority has been delegated, shall be uniform in their nature and applicable to all persons similarly

                                                                   Exhibit 10(H)
                                                                   page 64 of 91

       situated, and no discretionary acts shall be taken that will be discriminatory under the applicable provisions of the IRC pertaining to qualified plans.

 14.05 ELECTIONS TO BE MADE ON PRESCRIBED FORMS. All elections, claims, designations, and revocations made by Participants or other persons under the Plan shall be made in writing on forms prescribed by and furnished by the Committee and shall not be effective until filed with the Committee.

 14.06 RELIANCE ON INFORMATION FURNISHED BY EMPLOYER. Any information furnished by the Employer to the Committee, such as compensation of Employees, length of service, Hours of Service, or otherwise, shall be accepted by the Committee as being true and correct, and the Committee shall incur no liability in relying on such information.

 14.07 INABILITY TO PERFORM. Neither the Employers nor the Committee shall be responsible for any inability to perform, or delay in performing, any act occasioned by any restriction or provisions imposed by the Trustee, or by any other person, or by law, and in the event any such inability or delay shall be so occasioned, then that act which can be performed shall be performed by the Employers or the Committee which, in the sole discretion of the Committee, most completely carries out the intention and purpose of this Plan. All parties of this Plan or in any way interested therein shall be bound by any acts so performed under such conditions.

 14.08 MISSTATEMENT OF AGE. In the event an Employee misrepresents his age or his spouse's age to his Employer or the Committee, he shall be entitled to the lesser of the following benefits:

       (a) The benefit that would be payable on the basis of actual age; or

       (b) The benefit that would be payable on the basis of the misrepresented age.

 14.09 RIGHTS OF INDIVIDUALS. No Employee, nor any person claiming by, through, or under such Employee, shall have any right, title, or interest in or to the Retirement Fund except such right to a benefit as expressly provided herein. No Employee shall be entitled to receive any part of the contributions of the Employers or any other cash consideration upon his withdrawal from the services

                                                                   Exhibit 10(H)
                                                                   page 65 of 91

       of the Employers, or the termination of his services by the Employers, unless otherwise provided herein, or upon the discontinuance of the Plan except to the extent provided herein. All rights and claims are limited as set forth hereunder and no Participant or other person shall have any recourse toward satisfaction or payment of any benefit provided by this Plan from other than the Retirement Fund or the Pension Benefit Guaranty Corporation. Nothing contained herein gives, nor is intended to give, any Employee the right to be retained in the service of the Employers, nor to interfere with the right of the Employers to discharge or terminate the employment of an Employee at any time and this Plan shall in no event be construed as a contract of employment between any Employer and the Employee.

 14.10 ACTUARIAL COMPUTATIONS. The Committee, Trustees and the Employer shall be entitled to conclusively rely upon any actuarial computations or evaluations made by an insurance company or an actuary or a firm of actuaries. Except in case of a mathematical error, each Employee, or person claiming through any Employee, shall be conclusively bound by any actuarial computation or evaluation made by an insurance company or an actuary or a firm of actuaries, provided, however, the determination of an actuarial equivalent of another form of payment or the present value of future payments that may become payable shall be made on the basis of the following factors until such time as the applicable law or rulings of the Internal Revenue Service no longer requires fixed standards for actuarial assumptions used in determining actuarial equivalents to be set forth in the Plan:

       Table
       -----

          Unisex Pension Table - 1984 (UP-1984) with a two year age setback, except that the age setback shall be one year for a contingent annuitant under a joint and survivor annuity option.

       Interest
       --------

          Interest factor of seven and one-half percent (7.5%), except that single sum distributions shall be based upon an interest factor which shall be adjusted as of the first day of each calendar month to be the monthly annuity rate (immediate or deferred) of the Pension Benefit Guaranty Corporation for that calendar month.

                                                                   Exhibit 10(H)
                                                                   page 66 of 91

          The following rules shall apply to the interest factor:

          (i)   In figuring whether the single sum actuarial equivalent under
                Section 7.09 exceeds $3,500, the interest rate used shall not exceed the Pension Benefit Guaranty Corporation ("PBGC") interest rate or rates for purposes of determining the present value of a lump sum distribution on plan termination, as in effect on the first day of that calendar month.

          (ii) In figuring whether such single sum actuarial equivalent exceeds $25,000, the interest rate shall not exceed 120% of the PBGC interest rate but such increase in the allowable PBGC rate may in no event cause the single sum actuarial equivalent to be less than $25,000.

          (iii) This Section shall apply to distributions in Plan Years beginning after December 31, 1986. The Section shall also apply to distributions in Plan Years beginning after December 31, 1984, which were not made in accordance with regulations issued under the Retirement Equity Act of 1984, other than distributions under an annuity contract distributed to or owned by a Participant prior to September 17, 1985, unless additional contributions were made by the Employer under such contracts.

 14.11 NOTICE OF REQUIRED ACTION. In any case in which an Employer, the Committee, or the Trustee shall be directed to take any action upon the occurrence of any event, they, or any one or more of them, shall be under no obligation or liability to take such action unless and until notice, proper and satisfactory to them shall first have been received or the occurrence of such event. For the purposes of this Section 14.11, a certificate in writing signed by an officer of the Company and delivered to the Committee or the Trustee, or a certificate in writing from the Committee to the Trustee as to the occurrence or happening of any event, shall constitute conclusive evidence of such occurrence or happening, and the Committee and the Trustee, respectively, shall be fully protected and discharged from all liability whatsoever in accepting and relying on such certificate. No Trustee shall be required to go a back of any action of the Committee, and no Trustee shall be responsible to see that any action of the Committee is authorized by the terms of this agreement.

                                                                   Exhibit 10(H)
                                                                   page 67 of 91

 14.12 RELIANCE UPON COMMUNICATION. Neither the Employers, the Committee, nor any agent of the Trustees shall incur any liability in acting upon any notice, request, signed letter, telegram, or other paper or documents reasonably believed by any one of them to be genuine and to be signed or sent by the proper person.

 14.13 NO REVERSION TO EMPLOYERS. The Employers shall in no event, either directly or indirectly, receive any fund or contributions made by it to the Trust, nor directly or indirectly participate in the distribution, or receive the benefits of the assets or funds comprising the Retirement Fund prior to the satisfaction of all liabilities with respect to Employees, beneficiaries, and spouses under this Plan; provided, however, if there are any assets remaining after all such liabilities have been satisfied they shall be returned to the Employers; provided, further: that (subject to the limitations of Revenue Ruling 91-4):

       (a) If a contribution is made by a mistake of fact, the mistaken portion of the contribution shall be returned within one year after payment of the mistaken contribution upon the Employer's written request; and

       (b) Each contribution by the Employer is conditioned upon the deductibility of the contribution under the applicable section of the IRC. Accordingly, to the extent of disallowance of the deduction for the part or all of the contribution, the contribution shall be returned within one year after disallowance upon the Employer's written request.

       Upon transfer to the Trustees, all responsibilities of the Employers for each contribution shall cease, and the Employer shall have no responsibilities for the acts of the Trustees.

 14.14 INSURER NOT PARTY TO AGREEMENT. No insurance company (other than the Employers) shall be deemed a party to this Plan for any purpose.

 14.15 CONSTRUCTION. It is intended that this Plan and the Trust Agreement which is a part thereof shall comply with the provisions of ERISA and constitute a qualified plan and trust under the Provisions of Section 401(a) of the IRC, and be operated in a manner so as not to discriminate in favor of Highly Compensated Employees as defined at Section 414(q) of the IRC. Accordingly, the provisions of this Plan and the Trust Agreement shall be construed and applied in a manner consistent

                                                                   Exhibit 10(H)
                                                                   page 68 of 91

       with such intent. However, to the extent not superseded by ERISA, this Plan and the Trust Agreement which is a part thereof, shall be construed and enforced in accordance with the laws of the State of Illinois.

 14.16 SECTION TITLES NOT PART OF AGREEMENT. The section designations and titles are included solely for convenience and shall, in no event, be construed to affect or modify any of the provisions of this Agreement or be construed as a part thereof.

 14.17 GENDER AND CASE. Where used in this Agreement, words in the masculine shall be read and construed as in the feminine, and words in the singular shall be read and construed as though used in the plural, in all cases where such constructions would so apply. Unless the context requires otherwise, such words as "herein" "hereto" "hereinafter" "hereinbefore" or "hereunder" refer to this instrument as a whole and not merely to the subdivisions in which such words appear.

 14.18 ELIGIBLE ROLLOVER DISTRIBUTIONS. Effective with respect to distributions made on or after January 1, 1993, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the distributee in a Direct Rollover. For purposes of this Section 14.18:

       (a) An "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

       (b) An "Eligible Retirement Plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's Eligible Rollover Distribution. In the case of an

                                                                   Exhibit 10(H)
                                                                   page 69 of 91

           Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

       (c) A "Distributee" is an employee or former employee, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

       (d) A "Direct Rollover" is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                                                   Exhibit 10(H)
                                                                   page 70 of 91

                  SECTION 15 - ADOPTION OF PLAN BY SUBSIDIARY


 15.01 ADOPTION OF PLAN. This Plan has been adopted by Combined Insurance Company of America, Combined American Insurance Company, Combined Insurance Company of Wisconsin, and Combined Life Insurance Company of New York. Any other Subsidiary of the Company, by proper resolutions adopted by its Board, or by an adoption agreement executed by a principal executive officer, may become a party to this instrument by adopting this Plan as its pension plan for its Staff Employees. A certified copy of such resolutions shall be delivered to the Trustees.

 15.02 INTENTION OF PARTIES. The provisions of this Plan shall be construed as the pension plan of each of the Employers that may adopt this Plan as its pension plan and each such Employer shall contribute the cost attributable to its Employees, as may be determined by the Company. Except as otherwise may be provided herein, or as may be provided in the resolutions of an adopting Subsidiary, it is the intention of the parties hereto that the Employees of the Company and the Employees of any Subsidiary that adopts this Plan or has adopted this Plan shall receive the same benefits as they would receive if all the Employers were one corporate entity and this Plan were the plan of such entity, and the provisions of this Plan shall be interpreted in accordance with this intent.

 15.03 TERMINATION BY ONE EMPLOYER. In the event any Employer discontinues the Plan in accordance with the provisions of Section 10, this Plan shall only be discontinued in respect to such Employer and its Employees but not in respect to the other Employers that have adopted the Plan; it being understood that the Plan shall continue in full force and effect as to any such other Employers and their Employees.

                                                                   Exhibit 10(H)
                                                                   page 71 of 91

                    SECTION 16 - RIGHTS OF FORMER EMPLOYEES


 16.01 RIGHTS OF FORMER EMPLOYEES.

       The rights of Employees whose employment terminated prior to January 1, 1989, shall be determined by the terms of the Plan as they existed prior to January 1, 1989; provided, however, that if any such individual again becomes an Employee his rights shall be determined by the terms of the Plan at the time he again becomes an Employee and such amendments thereto as may thereafter be adopted.

                                                                   Exhibit 10(H)
                                                                   page 72 of 91

          SECTION 17 - PROVISIONS APPLICABLE IF PLAN BECOMES TOP-HEAVY


 17.01 APPLICABILITY. The provisions of this Section 17 shall be applicable during any Plan Year commencing subsequent to December 31, 1983, but only if the Plan was a Top-Heavy Plan or was part of a Top-Heavy Group on the Determination Date, and in such case shall override and supersede all other provisions in this Plan to the contrary; provided, that these provisions shall not apply to a Plan which is not itself a Top-Heavy Plan and which was included in an Aggregation Group under the second sentence of Section 17.02(f); provided further, that, these the extent permitted by law, Section 17.05 shall not apply to any Employee who has received the minimum contribution and/or benefit for the Plan Year as required under The Top-Heavy rules from either any defined contribution plan of the Employer, or from such defined contribution plan plus this Plan.

 17.02 ADDITIONAL DEFINITIONS.

       (a) Key Employee. The term "Key Employee" shall refer to any Participant who at any time during the Plan Year or any of the four preceding Plan years, is

          (i) an officer of the Employer, but not taking into account any such Employee whose Compensation is less than one hundred fifty percent (150%) of the maximum dollar limitation in IRC Section 415(c)(1)(A) as in effect for the calendar year in which the Determination Date falls,

          (ii) one of the ten Employees owning [or considering as owning within the meaning of Section 318 of the IRC but substituting 5% for 50% in Section 318(a)(2)(C)] the largest interests in the Employer, but not taking into account any such Employee whose Compensation is less than the maximum dollar limitation in IRC
                Section 415(c)(1)(A) as in effect for the calendar year in which the Determination Date falls,

          (iii) a Five Percent Owner of the Employer,

       or

                                                                   Exhibit 10(H)
                                                                   page 73 of 91

          (iv) a One Percent Owner of the Employer having an annual compensation from the Employer of more than $150,000.

          The term shall also include beneficiaries of a Key Employee. For purposes of clause (i), no more than 50 Employees (or, if lesser, the greater of 3 or 10% of the Employees) shall be treated as officers, and the officers taken into account shall be the officers with the highest compensation. For purposes of Paragraph (ii), if two Employees have the same interest in the Employer, the Employee having greater annual Compensation from the Employer shall be treated as having a larger interest. For purposes of Paragraphs (ii), (iii), and
          (iv), the aggregation rules of Subsections (b), (c), and (m) of
          Section 414 of the IRC (pertaining to employees of a controlled group of corporation, of partnerships and proprietorships under common control, and of an affiliated service group) shall not apply.

       (b) Five Percent Owner. The term "Five Percent owner" shall mean any person who owns (or is considered as owning within the meaning of Section 318 of the IRC but substituting 5% or 50% in Section 318(a)(2)(C)] more than five percent of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of all stock of the Employer.

       (c) One Percent Owner. The term "One Percent Owner" means any person who owns or is considered as owning within the meaning of Section 318 of the IRC but substituting 5% for 50% in Section 318(a)(2)(C)] more than one percent of the outstanding stock of the Employer or stock possessing more than one percent of the total combined voting power of all stock of the Employer.

       (d) Non-Key Employee. The term "Non-Key Employee" shall refer to any Participant who is not a Key Employee.

       (e) Top-Heavy Plan. A Plan is a "Top-Heavy Plan" if, as of the Determination Date, the present value of the cumulative accrued benefits under the Plan for Key Employees exceeds 60% of the present value of the cumulative accrued benefits for all Employees under the Plan, or under the Aggregation Group if the Plan is required to be included in an Aggregation Group and such

                                                                   Exhibit 10(H)
                                                                   page 74 of 91

           group is a Top-Heavy Group; provided, that the Plan shall not be a Top-Heavy Plan if the Plan is part of an Aggregation Group which is not a Top-Heavy Group.

       (f) Aggregation Group. The term "Aggregation Group" means (i) each plan of the Employer in which a Key Employee is a Participant and (ii) each other plan of the Company which enables any plan described in
           (i) to meet the discrimination requirements of Section 401(a)(4) of the IRC or the minimum participation standards of Section 410 of the IRC. In addition, at the option of the Company, it may include any other plan of the Company if the Group would continue to meet the requirements of Sections 401(a)(4) and 410 of the IRC with such other plan being taken into account.

       (g) Top-Heavy Group. An Aggregation Group is a "Top-Heavy Group" if, as of the Determination Date, (i) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such group, plus (ii) the aggregate of the accounts for Key Employees under all defined contribution plans included in such Group, exceeds (ii) 60% of a similar sum determined for all Employees.

       (h) Employee. The term "Employee" shall include the Beneficiaries of such Employee.

       (i) Determination Date. The term "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year.

       (j) Compensation. The term "Compensation" shall mean total compensation but shall not include annual compensation in excess of $200,000 (as adjusted for cost-of-living increases by the Secretary or his delegate at the same time and in the same manner as the dollar amount contained in Section 13.06). Effective January 1, 1989, this Section 17.02(j) shall no longer apply.

       (k) Annual Retirement Benefit. The term "Annual Retirement Benefit" means a benefit payable annually in the form of a single life annuity (with no ancillary benefits beginning at Normal Retirement Date. Such benefit shall be actuarially adjusted if payment commences before or after Normal Retirement Date.

                                                                   Exhibit 10(H)
                                                                   page 75 of 91

       (l) Applicable Percentage. The term "Applicable Percentage" means 2 percent multiplied by the number of Years of Top-Heavy Service with the Employer, disregarding any such years in excess of ten.

       (m) Year of Top-Heavy Service. The term "Year of Top-Heavy Service" shall refer to a Year of Service under Section 2.31, except that no Years of Service shall be taken into account which may be disregarded under paragraphs (4), (5) and (6) of IRC Section 411(a), other than under IRC Section 411(a)(4)(B) for failure of the Participant to make mandatory contributions. In addition, a Year of Top-Heavy Service with the Employer shall not be taken into account if

          (i) the plan was not a Top-Heavy Plan for the Plan Year ending during such Year of Service, or

          (ii) such Year of Top-Heavy Service was completed in a Plan Year beginning before January 1, 1984.

       (n) Top-Heavy Benefit. The term "Top-Heavy Benefit" shall mean a Participant's pension benefit earned under Section 17.05.

       (o) Testing Period. The term "Testing Period" shall mean the period of consecutive Plan Years (not exceeding 5) during which the Participant had the greatest aggregate Compensation from the Employer. Such years shall be properly adjusted for years not included as a Year of Top-Heavy Service. Furthermore, a year shall not be taken into account if

          (i) such year ends in a Plan Year beginning before January 1, 1984, or

          (ii) such year begins after the close of the last year in which the Plan was a Top-Heavy Plan.

 17.03 SPECIAL RULES. In determining whether the Plan is a Top-Heavy Plan or part of a Top-Heavy Group, the following rules shall apply.

       (a) Except to the extent provided in regulations issued by the Secretary of the Treasury, any rollover contribution (or similar transfer) initiated by an

                                                                   Exhibit 10(H)
                                                                   page 76 of 91

           Employee and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan.

       (b) If any individual is a Non-Key Employee with respect to the Plan for any Plan Year, but such individual was a Key Employee with respect to the Plan for any prior Plan Year, any accrued benefit for such Employee (and the account of such Employee) shall not be taken into account for purposes of Sections 17.02(e), (f) and (g).

       (c) To the extent provided in regulations issued by the Secretary of Treasury, the Top-Heavy rules of this Section shall be applied on the basis of any year specified in such regulations in lieu of Plan Years.

       (d) In determining present values and account balances under Section 17.02(e), (f), and (g), all distributions made with respect to any Employee during the 5-year period ending on the Determination Date shall be added back and included therein. The preceding sentence shall also apply to distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group.

       (e) In determining the present value of accrued benefits under Section 17.02(e) or (g), amounts attributable to deductible employee contributions shall not be considered to be part of the accrued benefits.

       (f) Effective January 1, 1985, if any Employee has not performed services for any Employer maintaining the Plan at any time during the 5-Year period ending on the Determination Date, any accrued benefit for such Employee (and the account of such individual) shall not be taken into account.

 17.04 VESTING WITH RESPECT TO PARTICIPANT'S TOP-HEAVY BENEFIT. In lieu of the vesting schedule set forth in Section 5.02, a Participant, provided he earns at least one Hour of Service after the Plan becomes Top-Heavy, shall vest in his Top-Heavy Benefit according to the following schedule:

           Completed Years of Service            Non-Forfeitable %
                       2                                20%
                       3                                40%

                                                                   Exhibit 10(H)
                                                                   page 77 of 91

                       4                                60%
                       5                                80%
                       6                               100%

 17.05 MINIMUM BENEFIT FOR NON-KEY EMPLOYEE. The Normal Retirement Benefit derived from Employer contributions for each Participant in a Top-Heavy Plan, when expressed as an Annual Retirement Benefit, shall not be less than the Applicable Percentage of his average Compensation in the Testing Period. The Participant's accrued benefit under Section 2.01 shall not be less than the amount of such Top-Heavy Benefit. Any accrued benefits derived from Employer contributions, whether or not attributable to years for which the Plan is a Top-Heavy Plan, may be used to satisfy such minimum benefit.

 17.06 MAXIMUM ANNUAL BENEFIT. The limitations of Section 13.05 shall be applied by substituting 1.0 for 1.25 where it appears in Section 13.05(g) in the denominators of the defined benefit plan fraction and the defined contribution plan fraction. However, if the plan would not be a Top-Heavy Plan or part of a Top-Heavy Group if 90% were substituted for 60% in Sections 17.02(e) and (g), then "3 percent" shall be substituted for "2 percent" as the minimum benefit for any defined contribution plan in the Top-Heavy Group and the preceding sentence shall not apply. The application of the first sentence of this Section 17.06 shall be suspended with respect to any Participant so long as there are no (i) Employer contributions, forfeitures or voluntary nondeductible contributions allocated to such Participant or (ii) accruals for such Participant under any defined benefit plan. If the first sentence of this Section 17.06 is applicable, Section 13.05(h) shall be applied by substituting $41,500 for $51,875.

 17.07 SIMPLIFIED EMPLOYEE PENSIONS. For purposes of Section 17, a Simplified Employee Pension shall be treated as a defined contribution plan. At the Employer's election, the aggregate Employer contributions to a Simplified Employee Pension may be taken into account in lieu of the aggregate of the accounts of the Employees for the purpose of determining whether the Plan is part of a Top-Heavy Group pursuant to Section 17.02(g).

 17.08 CONTRIBUTIONS OR BENEFITS NOT TAKEN INTO ACCOUNT. The Plan must meet the requirements of Sections 17.05 and 17.06 without taking into account (i) contributions or benefits under Chapter 2 of the IRC (relating to tax on self-

                                                                   Exhibit 10(H)
                                                                   page 78 of 91

       employment income); (ii) Chapter 21 of the IRC (relating to Federal insurance Contributions Act; (iii) Title 11 of the Social Security Act; or (iv) any other Federal or State law.

 17.09 EMPLOYMENT IN BARGAINING UNIT.  The provisions of Sections 17.02(j),
       17.04 and 17.05 shall not apply with respect to any Employee employed in a bargaining unit described in Section 3.02(d).

 17.10 COMMENCEMENT OF BENEFITS. Notwithstanding Section 7.11(a), distributions to a Key Employee shall commence not later than the end of his taxable year in which he attains age 70-1/2 whether or not he has retired.

 17.11 FORFEITURES. No portion of a Participant's Top-Heavy Benefit maybe forfeited under Section 7.11 or because of his withdrawal of any amount attributable to the benefit derived from mandatory contributions made by such Participant.

                                                                   Exhibit 10(H)
                                                                   page 79 of 91

                  SECTION 18 - MERGERS AND TRANSITIONAL RULES


 18.01 GENERAL. As part of the 1989 Restatement of The Plan, both the Retirement Plan for Employees of the Life Insurance Company of Virginia and Designated Subsidiaries and Designated Affiliates ("LOV Pension Plan") and the Miller, Mason & Dickenson, Inc. Pension Plan ("MMD Pension Plan") were merged into this Plan as set forth below. It is the intention of this Section to set forth the transitional rules applicable to former participants in those plans, and also to set forth transitional rules for former participants in the Rollins Burdick Hunter Co. Employees Pension Plan which was merged into this Plan effective January 1, 1986; and for former participants in the Pension Plan for the Employees of Booke and Company ("Booke Plan") which was merged into this Plan effective August 1, 1993.

 18.02 MERGERS AND TRANSFERS OF ASSETS AND LIABILITIES. Effective as of January 1, 1989, or as soon as administratively convenient thereafter, the following mergers and transfers of assets and liabilities took place.

       (a) Participants under the LOV Pension Plan became Participants in this Plan as of January 1, 1989. The Trustee shall deposit and hold as part of the Retirement Fund the transferred assets, as certified to by the Trustee under the LOV Pension Plan as provided for by the Amendment to such plan pursuant to which the assets of such plan are turned over and delivered to the Trustee of this Plan.

       (b) Participants under the MMD Pension Plan shall became Participants in this Plan as of January 1, 1989. The Trustee shall deposit and hold as part of the Retirement Fund the transferred assets, as certified to by the Trustee under the MMD Pension Plan as provided for by the Amendment to such plan pursuant to which the assets of such plan are turned over and delivered to the Trustee of this Plan.

 18.03 THE RETIREMENT PLAN FOR EMPLOYEES OF THE LIFE INSURANCE COMPANY OF VIRGINIA AND DESIGNATED SUBSIDIARIES. In figuring the normal retirement benefit under Section 4.01, the 25 years of Service maximum under Section 4.01(b) shall take into account years of credited service for a former Participant in the LOV

                                                                   Exhibit 10(H)
                                                                   page 80 of 91

       Pension Plan prior to such date and such years of credited service shall reduce the remaining years available as of January 1, 1989. The post-retirement cost of living adjustment ("COLA") under the LOV Pension Plan at former Section IX is eliminated but the accrued benefit of a Participant as of December 31, 1988, shall be calculated so as to take into account an actuarial increase to reflect the COLA as of such date but only for Participants who attain age 55 with 10 or more years of credited service. A Participant's pre-retirement death benefit under the 66-2/3% joint and survivor annuity form as of December 31, 1988, shall be the minimum amount of such benefit. As required under Reg. Section 1.410(a)-7(f) upon transfer from an elapsed time plan to a plan using the general method, as of January 1, 1989, former participants shall get credit for the same number of Years under this Plan as were credited under the LOV Pension Plan; provided, however, that future benefits shall be reduced to take into account any part year credited under the LOV Pension Plan; provided further, however, that the actual Hours of Service for the full Plan Year beginning January 1, 1989, shall be used since the computation period which includes the date of transfer is a full year and not a fractional year. Since the accrual rate of benefits is reduced, the amendment to the early termination rule at Section 11 shall not apply. The career average formula for Ordinary Field Representatives (as defined in the LOV Pension Plan) is preserved through December 31, 1988, and the normal retirement benefit under Section 4.01 shall apply for service on or after January 1, 1989; provided, however, that service of an Ordinary Field Representative prior to January 1, 1989 shall be taken into account in figuring years available under Section 4.01(b) and Final Average Earnings. The formula for such field representatives shall be 1% of pay up to $17,000 plus 1.5% of pay in excess of $17,000. Accrued benefits as of December 31, 1988 shall be calculated as set forth at
       Section 5.03(c).

 18.04 MILLER, MASON & DICKENSON, INC. PENSION PLAN. With respect to the maximum credit under Section 4.01(b) of 25 Years of Service on or after January 1, 1989, prior years of credited service under the MMD Pension Plan shall be taken into account and reduce the 25 years maximum in the same manner as provided under Section 18.03 for the LOV Pension Plan.
       The offset to the retirement benefit for account balances in the former Miller, Mason & Dickenson, Inc. Money Purchase Pension Plan is preserved. Any Participant with four years of vesting service as of December 31, 1988 shall be given 40% vesting as of January 1, 1989. Accrued

                                                                   Exhibit 10(H)
                                                                   page 81 of 91

       benefits as of December 31, 1988 shall be calculated as set forth at
       Section 5.03(d).

 18.05 ROLLINS BURDICK HUNTER CO. EMPLOYEES PENSION PLAN. The formula for compensation at former Section 19.01(g) shall include overtime. The special pre-retirement death benefit for a Participant with 20 Years of Service or after age 55 with 10 Years of service under former Section 19.15, for payment of 50% of the accrued benefit immediately as the death benefit is preserved, but only for the amount accrued as of December 31, 1988. The retirement benefit formula at former Section 19.07 shall continue to apply except that the new offset at Section 4.01(c) shall apply. Service previously not taken into account as of December 31, 1988 pursuant to former Sections 18(b)(ii) and 19.13 shall continue not to be taken into account. The offsets at former Sections 18(b)(vi) and 19.10 shall continue to apply.

 18.06 BOOKE AND COMPANY PENSION PLAN. Effective August 1, 1993, the assets and liabilities of the Pension Plan for the Employees of Booke and Company ("Booke Plan") shall be transferred to this Plan. The following special provisions apply, effective as of August 1, 1993, to an Employee who was employed by Booke and Company on July 31, 1993 ("Former Booke Employee"):

       (a) Participation. Notwithstanding the provisions of Section 3 ("Eligibility") of this Plan, both active and inactive participants in the Booke Plan shall become Participants in this Plan as of August 1, 1993. A Former Booke Employee who was not an active participant in the Booke Plan on July 31, 1993, shall become a Participant in this Plan following satisfaction of the requirements of Section 3.02.

       (b) Hours of Service. For purposes of satisfying Section 3.02 (relating to service requirements for eligibility), and Section 5.02 (relating to service requirements for vesting) hours of service performed for Booke shall be considered hours of service performed for an Employer.

       (c) Normal Retirement Benefit. The Normal Retirement Benefit for a Former Booke Employee under Section 4.01 of this Plan shall be the sum of (i) and (ii):

                                                                   Exhibit 10(H)
                                                                   page 82 of 91

          (i) For Years of Participation (as defined in the Booke Plan) before January 1, 1993: the normal retirement benefit as computed under
               Section 5.1 of the Booke Plan but adjusted to reflect Annual Earnings on and after January 1, 1993, as defined under the Aon Pension Plan.

          (ii) For Years of Service after December 31, 1992: the Normal Retirement Benefit as computed under Section 4.01 of this Plan. The 25 Years of Service maximum under Section 4.01(b) shall take into account years of credited service under the Booke Plan, and such years of credited service shall reduce the remaining years available effective December 31, 1992.

       (d) Early Commencement Election. A Participant who terminates employment prior to his Normal Retirement Date shall be entitled to a vested retirement benefit computed under Sections 5.02 and 5.04 provided, however, that Accrued Retirement Income shall be computed in accordance with subsection (c) of this Section 18.06, using the reduction factors and excess factors specified in Section 5.2 of the Booke Plan with respect to Years of Service before January 1, 1993, and that the reductions of Sections 5.04(b) and (c) shall apply only to Accrued Retirement Income for Years of Service after December 31, 1992.

       (e) Special Rules. In no event shall the Normal Retirement Benefit nor the Accrued Retirement Income of a Former Booke Employee under the terms of this Plan be less than his minimum accrued benefit under the terms of the Booke Plan as of July 31, 1993.

       (f) Benefit Options. Benefit options under the Booke Plan which shall continue to apply to benefits accrued under the Booke Plan through July 31, 1993, shall include, under Section 7.8 of the Booke Plan, the ability of the spouse of a deceased Participant to elect a benefit commencement date prior to the date the Participant would have attained age 55.

                                                                   Exhibit 10(H)
                                                                   page 83 of 91

                   SECTION 19 - VOLUNTARY RETIREMENT PROGRAM


 19.01 VOLUNTARY RETIREMENT PROGRAM. The terms of this Section 19 are effective to provide supplemental retirement benefits (subject to Section 13.05) for certain Participants who terminate employment with an Employer under the terms of the Voluntary Retirement Program.

 19.02 DEFINITIONS. In addition to those of Section 2, the following definitions shall apply for purposes of this Section 19:

       (a) "Additional Temporary Supplement" shall mean an amount equal to $150, to be paid monthly until the first to occur of:

          (i)   attainment of age 65;

          (ii)  death of the Participant; or

          (iii) completion of 24 payments.

       (b) "Lifetime Pension Supplement" shall mean an amount equal to 0.5 percent of the Participant's Final Average Earnings multiplied by Years of Service up to but not in excess of 20 Years of Service. The Lifetime Pension Supplement shall be paid at the same time and in the same optional form as benefits paid to the Participant under Section 4 or 5 and shall terminate coincident with the termination of such benefits.

       (c) "Temporary Pension Supplement" shall mean an amount equal to 0.5 percent of a Participant's Final Average Earnings multiplied by Years of Service up to but not in excess of 20 Years of Service.

           The Temporary Pension Supplement shall be paid monthly until the first to occur of:

           (i)  attainment of age 65;
           (ii) death of the Participant; or

                                                                   Exhibit 10(H)
                                                                   page 84 of 91

          (iii) completion of 120 payments.

       (d) "Voluntary Retirement Participant" shall mean a Participant who:

          (i)   is at least 54 years of age on or before December 31, 1992;

          (ii) terminates employment with an Employer between December 18, 1992, and February 15, 1993, inclusive; and

          (iii) meets the requirements of (A) or (B):

               (A) has Annual Earnings in 1992 of less than $62,345 and whose combined total Years of Employment and age as of January 1, 1993, is at least 66; or

               (B) has Annual Earnings in 1992 of $62,345 or more and whose combined total Years of Employment and age as of January 1, 1993, is at least 72.

          Commissioned agents of Combined Life Insurance Company of America and commissioned representatives of Life Insurance Company of Virginia are not eligible for the Voluntary Retirement Program.

       (e) "Years of Employment" shall mean total number of years of Employment with an Employer, beginning on the date an Employee first performs an Hour of Service and ending on the date the Voluntary Retirement Participant retires under the terms of this Section 19, excluding intervening periods, if any, commencing with such Employee's discharge or termination and ending with such Employee's rehire by an Employer. Years of Employment shall include years of employment by a Voluntary Retirement Participant for an employer the stock or assets of which was acquired by an Employer at the time of such employee's employment by the acquired entity.

       (f) "Years of Service" shall have the same meaning as stated in Section
           2.28. However, for the sole purpose of determining amounts under
           Section 19.02(a), (b) and (c), Years of Service shall include credited service as that term is used in the Frank B. Hall & Co. Inc. Retirement Account Plan for

                                                                   Exhibit 10(H)
                                                                   page 85 of 91

          those formerly employed by Frank B. Hall companies and who were active participants in the Frank B. Hall & Co. Inc. Retirement Account Plan as of December 31, 1992.

 19.03 COVERAGE. A Voluntary Retirement Participant shall be entitled to receive a Temporary Pension Supplement, an Additional Temporary Pension Supplement and a Lifetime Pension Supplement upon satisfaction of (a) and
       (b) on or before February 15, 1993:

       (a) receipt by an Employer of properly executed election form; and

       (b) receipt by an Employer of properly executed waiver and release.

 19.04 COMMENCEMENT OF BENEFITS. Payment of the Temporary Pension Supplement and the Additional Temporary Pension Supplement shall commence as soon as practicable upon satisfaction of the requirements of Section 19.03 by the Voluntary Retirement Participant. Payment of the Lifetime Pension Supplement shall commence coincident with commencement of benefits paid to the Voluntary Retirement Participant in accordance with any election made by such Participant under Section 4 or 5. The amount of the Lifetime Pension Supplement, if payment is deferred, shall be the actuarial equivalent of the Lifetime Pension Supplement as if payment had commenced upon the later of attainment of age 55 or termination of employment.

                                                                   Exhibit 10(H)
                                                                   page 86 of 91

                 SECTION 20 - AD HOC RETIREE BENEFIT ADJUSTMENT


 20.01 RETIREMENT BENEFIT ADJUSTMENT. Participants or beneficiaries for whom benefit payments commenced before January 1, 1994, shall receive an adjustment for payments, effective as of January 1, 1994. Such adjustment shall be an addition to the monthly payment equal to: 3 percent times the Normal Retirement Benefit times the number of full years of retirement; provided, however, that:

       (a) "1 1/2 percent" shall be substituted for "3 percent" with respect to the Normal Retirement Benefit of: (i) former Participants or beneficiaries in the LOV Pension Plan who are eligible for the actuarial increase set forth in Section 18.03 of this Plan; and (ii) former Participants and beneficiaries under the LOV Pension Plan currently eligible for ongoing COLA adjustments;

       (b) the Normal Retirement Benefit shall be computed in accordance with the adjustments set forth in Section 5.04 for Participants and beneficiaries for whom the rules regarding early commencement of benefits are applicable; and

       (c) the maximum increase in any monthly payment shall not exceed $60.00 per month.

       For purposes of this Section 20.01, a "full year of retirement" shall be the 12-month period beginning on the date of a Participant's benefit commencement as defined in Section 4.01 or 5.04, and each complete 12-month period thereafter.

                                                                   Exhibit 10(H)
                                                                   page 87 of 91

                                   SCHEDULE A

                     SPECIAL PROVISIONS RELATING TO SERVICE

This Schedule A contains special rules regarding the granting of past service credit for eligibility (Section 3), vesting (Section 5) and benefits (Sections 4 and 5) with respect to certain Employees of the Company acquired through corporate acquisition.

     EMPLOYEE CATEGORY              PLAN PROVISIONS                CREDITED SERVICE
----------------------------  ----------------------------  ------------------------------
(1)  Employed by Frank B.     Years of service for          From employment
     Hall & Co. Inc., or any  eligibility                   commencement date with
     of its subsidiaries or                                 Hall, with entry
     affiliates ("Hall") on                                 December 31, 1992.
     November 1, 1992, and
     employed by the
     Company on or after
     November 2, 1992.

                              Years of service for vesting  From employment
                                                            commencement date above
                                                            and in accordance with
                                                            Section 2.28, effective
                                                            December 31, 1992.

                              Benefit accrual               Years of service for the
                                                            Company beginning
                                                            January 1, 1993, and Final
                                                            Average Earnings based on
                                                            compensation received from
                                                            the Company and Hall.

(2)  Employed by K&K          Years of service for          From employment
     Insurance Group, Inc.,   eligibility                   commencement date with
     K&K Specialties, Inc.,                                 K&K, with entry June 11,
     National Sports                                        1993.
     Underwriters Inc., or
     American Insurance
     Brokers, Inc. ("K&K")
     on June 10, 1993.

                                                                         Exhibit 10(h)
                                                                         Page 88 of 91

EMPLOYEE CATEGORY                  PLAN PROVISIONS                    CREDITED SERVICE
-----------------                  ---------------                    ----------------
                                   Years of service for vesting       From employment
                                                                      commencement date above
                                                                      and in accordance with
                                                                      Section 2.28.

                                   Benefit accrual                    Years of service for the
                                                                      Company beginning
                                                                      June 11, 1993, and Final
                                                                      Average Earnings based on
                                                                      compensation received from
                                                                      Company and K&K.

(3)  Employed by Booke             Years of service for               From employment
     and Company or an             eligibility                        commencement date with
     affiliate ("Booke") on                                           Booke, with entry August 1,
     June 30, 1993, and                                               1993.
     employed by the
     Company on July 1,
     1993.
                                   Years of service for vesting       From employment
                                                                      commencement date above
                                                                      and in accordance with
                                                                      Section 2.28.

                                   Benefit accrual                    See Section 18.06.

(4)  Employed by Albert G.         Years of service for               From employment
     Ruben & Co., Inc.,            eligibility                        commencement date with
     Albert G. Ruben & Co.                                            Ruben, with entry
     (New York), Inc., or                                             September 1, 1993.
     Bachrach Insurance
     Services, Inc. ("Ruben"),
     on August 31, 1993, and
     employed by the
     Company on
     September 1, 1993.

                                   Years of service for vesting       From employment
                                                                      commencement date above
                                                                      and in accordance with
                                                                      Section 2.28.




                                              279

                                                                   Exhibit 10(h)
                                                                   Page 89 of 91

EMPLOYEE CATEGORY                   PLAN PROVISIONS                   CREDITED SERVICE
-----------------                   ---------------                   ----------------
                                    Benefit accrual                   Years of service for the
                                                                      Company beginning
                                                                      September 1, 1993, and
                                                                      Final Average Earnings
                                                                      based on compensation
                                                                      received from Company and
                                                                      Ruben.

(5)  Employed by Insurance          Years of service for              From employment
     Brokers Service, Inc.          eligibility                       commencement date with
     on May 4, 1993, and                                              Insurance Brokers Service,
     employed by the                                                  Inc., with entry May 5, 1993.
     Company on May 5,
     1993.

                                    Years of service for vesting      From employment
                                                                      commencement date above
                                                                      and in accordance with
                                                                      Section 2.28.

                                    Benefit accrual                   Years of service for the
                                                                      Company beginning May 5,
                                                                      1993, and Final Average
                                                                      Earnings based on
                                                                      compensation received from
                                                                      Company and Insurance
                                                                      Brokers Service.

(6)  Employed by National           Years of service for              From employment
     Benefit Corporation            eligibility                       commencement date with
     on May 19, 1993, and                                             National Benefit
     employed by the                                                  Corporation, with entry date
     Company on May 20,                                               May 20, 1993.
     1993.

                                                                   Exhibit 10(h)
                                                                   Page 90 of 91

EMPLOYEE CATEGORY                   PLAN PROVISIONS                   CREDITED SERVICE
-----------------                   ---------------                   ----------------
                                    Years of service for vesting      From employment
                                                                      commencement date above
                                                                      and in accordance with
                                                                      Section 2.28.

                                    Benefit accrual                   Years of service for the
                                                                      Company beginning May 20,
                                                                      1993, and Final Average
                                                                      Earnings based on
                                                                      compensation received from
                                                                      Company and National
                                                                      Benefit Corporation.

(7)  Employed by Bryson             Years of service for              From employment
     Associates, Inc. on            eligibility                       commencement date with
     May 16, 1993, and                                                Bryson Associates, Inc., with
     employed by the                                                  entry date June 1.
     Company on May 17,
     1993.

                                    Years of service for vesting      From employment
                                                                      commencement date above
                                                                      and in accordance with
                                                                      Section 2.28.

                                    Benefit accrual                   Years of service for the
                                                                      Company beginning May 17,
                                                                      1993, and Final Average
                                                                      Earnings based on
                                                                      compensation received from
                                                                      Company and Bryson
                                                                      Associates.

                                                                   Exhibit 10(h)
                                                                   page 91 of 91


IN WITNESS WHEREOF, Aon Corporation and the Trustees have signed this amendment and restatement of the Aon Pension Plan, effective as of January 1, 1994.

                            Aon Corporation

                            By: /Daniel T. Cox/                    12/16/94
                               ---------------------------         --------
                                Daniel T. Cox                        Date
                                Executive Vice President

                                /Mark B. Burka/                    12/19/94
                               ---------------------------         --------
                                Mark B. Burka                        Date
                                Trustee

                                /Michael A. Conway/                12/19/94
                               ---------------------------         --------
                                Michael A. Conway                    Date
                                Trustee

                                /Lawrence R. Miller/               12/19/94
                               ---------------------------         --------
                                Lawrence R. Miller                   Date
                                Trustee

                                /J. Garnett Nelson/                12/22/94
                               ---------------------------         --------
                                J. Garnett Nelson                    Date
                                Trustee